UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04975

MFS MULTIMARKET INCOME TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

October 31, 2016

MFS® MULTIMARKET

INCOME TRUST

MMT-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Multimarket Income Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® MULTIMARKET INCOME TRUST

New York Stock Exchange Symbol: MMT

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN

Dear Shareholders:

Despite June’s unexpected vote by the United Kingdom to leave the European Union and the surprising result in the U.S. presidential election, most markets proved resilient in the wake of these events. U.S. shares quickly reversed post-Brexit declines and rallied to record highs during August. Global interest rates remain very low, with most central banks maintaining extremely accommodative monetary policies to reinvigorate slow-growing economies against a backdrop of low inflation. Low interest rates continue to benefit risky assets such as equities, as investors are forced to accept greater risks in search of satisfactory returns in a low-return environment. U.S. investment-grade and high-yield bonds have benefited from low, and even negative, yields overseas.

Emblematic of the sluggish global growth environment is a pronounced slowdown in the growth of global trade. Despite the slowdown, emerging market equities have held up well, withstanding geopolitical shocks such as an attempted coup in Turkey and the impeachment and removal of the president of Brazil. The U.S. Federal Reserve’s go-slow approach to rate hikes and economic stimulus abroad have helped support markets.

At MFS®, we believe in a patient, long-term approach to investing. Viewing investments with a long lens makes it possible to filter out short-term market noise and focus on achieving solid risk-adjusted returns over a full market cycle.

In our view, such an approach, along with the professional guidance of a financial advisor, will help you reach your investment objectives.

Respectfully,

Robert J. Manning

Chairman

MFS Investment Management

December 15, 2016

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure at value

Fixed income sectors (i)
High Yield Corporates	59.7%
Investment Grade Corporates	18.8%
Emerging Markets Bonds	18.4%
Mortgage-Backed Securities	4.7%
U.S. Government Agencies	4.3%
Commercial Mortgage-Backed Securities	2.6%
Floating Rate Loans	2.0%
Collateralized Debt Obligations	1.5%
Asset-Backed Securities	1.1%
Non-U.S. Government Bonds	0.4%
U.S. Treasury Securities	(9.7)%

Portfolio facts (i)
Average Duration (d)	4.8
Average Effective Maturity (m)	7.9 yrs.

Portfolio structure reflecting equivalent exposure of derivative positions (i)

Composition including fixed income credit quality (a)(i)
AAA	2.8%
AA	1.1%
A	9.3%
BBB	22.9%
BB	33.7%
B	25.9%
CCC	7.6%
C	0.4%
D	0.2%
U.S. Government	2.7%
Federal Agencies	9.0%
Not Rated	(11.8)%
Cash & Cash Equivalents	(16.4)%
Other	12.6%

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

From time to time Cash & Cash Equivalents may be negative due to borrowings for leverage transactions and/or timing of cash receipts.

Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of 10/31/16.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

MFS Multimarket Income Trust (“fund”) is a closed-end fund. The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund normally invests at least 80% of its net assets in fixed income securities. MFS considers debt instruments of all types to be fixed income securities. MFS normally invests the fund’s assets in corporate bonds of US and/or foreign issuers, US Government securities, foreign government securities, mortgage-backed and other asset-backed securities of US and foreign issuers, and/or debt instruments of issuers located in emerging market countries. MFS allocates the fund’s assets across these categories with a view toward broad diversification across and within these categories. MFS may also invest the fund’s assets in equity securities.

For the twelve months ended October 31, 2016, shares of the fund provided a total return of 9.05%, at net asset value and a total return of 9.93%, at market value. This compares with a return of 10.16% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index). Over the same period, the fund’s other benchmark, the MFS Multimarket Income Trust Blended Index (“Blended Index”), generated a return of 8.72%. The Blended Index reflects the blended returns of various fixed income market indices, with percentage allocations to each index designed to resemble the fixed income allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund which are traded publicly on the exchange.

Market Environment

Sluggish global growth weighed on both developed and emerging market (“EM”) economies during the reporting period. The US Federal Reserve began its long-anticipated monetary tightening cycle in the middle of the period, but the tightening cycle has proved to be more gradual than initially anticipated. Globally, central bank policy remained highly accommodative, which forced many government, and even some corporate, bond yields into negative territory. During the second half of the period, the United Kingdom voted to leave the European Union (“EU”), beginning a multi-year process of negotiation in order to achieve “Brexit”. While markets initially reacted to the vote with alarm, the spillover to European and EM was relatively short-lived, although risks of further hits to EU cohesiveness could re-emerge.

During much of the reporting period, US earnings headwinds expanded beyond the energy, materials and industrial sectors, to include most sectors of the market. Headwinds eased somewhat at the end of the period as stabilizing oil prices pushed energy earnings higher relative to expectations. The sharp rise in the US dollar also weighed on earnings early in the period, though the dollar largely stabilized late in the period. US consumer spending held up well during the second half of the period amid a modest increase in real wages and low gasoline prices. Demand for autos reached

Management Review – continued

near-record territory before plateauing late in the period, while the housing market continued its recovery. Slow global trade continued to mirror slow global growth, particularly for many EM countries. That said, EM countries began to show signs of a modest upturn in activity along with adjustment in their external accounts. These improved conditions appeared to have reassured investors and contributed to record inflows into the asset class during July and August as negative yields for an increasing share of developed market bonds drove yield-hungry investors further out on the risk spectrum. Similar investor inflows were experienced in the high grade and high yield corporate markets.

Detractors from Performance

Relative to the Blended Index, the fund’s greater exposure to US bonds rated (r) in the “B” credit quality segment was a detractor from performance.

The portion of the fund’s return derived from yield within US issues, which was less than that of the Blended Index, also hurt relative results. Additionally, a lesser exposure to Brazilian and Argentinean bonds also held back relative performance.

Contributors to Performance

During the reporting period, strong bond selection aided relative returns. The fund’s greater exposure to US bonds rated (r) in the “CCC”, “BBB”, and “BB” credit quality segments was a primary contributor to the fund’s outperformance.

The portion of the fund’s return derived from yield within Euro issues, which was greater than that of the Blended Index, also contributed to the fund’s outperformance. Additionally, yield curve (y) positioning in Europe, particularly the fund’s greater exposure to shifts in the long end (centered around maturities of 10 or more years) of the yield curve, strengthened relative results.

The fund employs leverage and, to the extent that investments are purchased through the use of leverage, the fund’s net asset value may increase or decrease at a greater rate than a comparable unleveraged fund. During the reporting period, the use of leverage had a positive impact on the fund’s performance.

Respectfully,

Richard Hawkins	William Adams	Ward Brown	David Cole
Portfolio Manager	Portfolio Manager	Portfolio Manager	Portfolio Manager

Pilar Gomez-Bravo	Robert Persons	Matt Ryan
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/16

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Multimarket Income Trust

		Date		Price
Year Ended 10/31/16	Net Asset Value	10/31/16		$6.74
		10/31/15		$6.76
	New York Stock Exchange Price	10/31/16		$5.97
		9/08/16	(high) (t)	$6.27
		2/11/16	(low) (t)	$5.28
		10/31/15		$5.94

Total Returns vs Benchmarks

Year Ended 10/31/16	MFS Multimarket Income Trust at
	New York Stock Exchange Price (r)	9.93%
	Net Asset Value (r)	9.05%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	10.16%
	MFS Multimarket Income Trust Blended Index (f)(w)	8.72%
	Bloomberg Barclays Global Aggregate Credit Bond Index (f)	4.91%
	Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)	3.26%
	JPMorgan Emerging Markets Bond Index Global (f)	11.59%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of dividends and capital gain distributions.

(t)	For the period November 1, 2015 through October 31, 2016.

(w)	As of October 31, 2016, the MFS Multimarket Income Trust Blended Index was comprised of 50% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% JPMorgan Emerging Markets Bond Index Global, 20% Bloomberg Barclays Global Aggregate Credit Bond Index, and 10% Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Performance Summary – continued

Benchmark Definitions

Bloomberg Barclays Global Aggregate Credit Bond Index (formerly Barclays Global Aggregate Credit Bond Index) – is a subset of the Global Aggregate Index, and contains investment grade credit securities from the U.S. Aggregate, Pan-European Aggregate, Asian-Pacific Aggregate, Eurodollar, 144A, and Euro-Yen indices. Credit securities are publicly issued corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity and quality requirements.

Bloomberg Barclays U.S. Government/Mortgage Bond Index (formerly Barclays U.S. Government/Mortgage Bond Index) – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC).

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (formerly Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index) – is a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

It is not possible to invest directly in an index.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s monthly distributions may include a return of capital to shareholders to the extent that the fund’s net investment income and net capital gains, determined in accordance with federal income tax regulations, are insufficient to meet the fund’s target annual distribution rate. Distributions that are treated for federal income tax purposes as a return of capital will reduce each shareholder’s basis in his or her shares and, to the extent the return of capital exceeds such basis, will be treated as gain to the shareholder from a sale of shares. It may also result in a recharacterization of what economically represents a return of capital to ordinary income in those situations where a fund has long term capital gains and a capital loss carryforward. Returns of shareholder capital have the effect of reducing the fund’s assets and increasing the fund’s expense ratio.

The fund’s target annual distribution rate is calculated based on an annual rate of 8.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

Performance Summary – continued

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard Hawkins	Lead Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 1988.

William Adams	Below Investment Grade Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment management area of MFS since 2009; Credit Analyst at MFS from 1997 to 2005.

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Pilar Gomez-Bravo	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2013; Managing Director of Imperial Capital from May 2012 to March 2013; Portfolio Manager and Head of Research of Negentropy Capital from June 2011 to April 2012; Co-founder of Marengo Asset Management from June 2010 to April 2011.

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment management area of MFS since 2000.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. Dividends and capital gains distributions are taxable whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 43078, Providence, RI 02940-3078.

PORTFOLIO OF INVESTMENTS

10/31/16

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 112.9%
Issuer	Shares/Par		Value ($)
Aerospace - 0.5%
CPI International, Inc., 8.75%, 2/15/2018		$1,115,000	$1,131,725
Lockheed Martin Corp., 3.55%, 1/15/2026		406,000	431,312
TransDigm, Inc., 6%, 7/15/2022		245,000	255,413
TransDigm, Inc., 6.5%, 7/15/2024		700,000	736,750

			$2,555,200
Airlines - 0.1%
Ryanair Ltd., 1.125%, 3/10/2023	EUR	325,000	$360,316

Apparel Manufacturers - 0.1%
Christian Dior SE, 0.75%, 6/24/2021	EUR	300,000	$331,859

Asset-Backed & Securitized - 5.2%
Atrium CDO Corp., FRN, 1.42%, 11/16/2022 (z)		$1,541,499	$1,540,561
Banc of America Commercial Mortgage, Inc., FRN, 5.745%, 2/10/2051		1,313,978	1,336,926
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.123%, 12/28/2040 (z)		1,873,963	1,387,464
Chesapeake Funding II LLC, 2016-1A, “A2”, FRN, 1.674%, 3/15/2028 (n)		1,550,000	1,562,464
Citigroup Commercial Mortgage Trust, FRN, 5.711%, 12/10/2049		390,311	32,182
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 12/11/2049		1,400,000	1,409,623
Credit Suisse Commercial Mortgage Trust, “AM”, FRN, 5.69%, 6/15/2039		1,781,000	1,797,903
Crest Ltd., CDO, 7%, 1/28/2040 (a)(p)		3,139,965	367,439
Dryden Senior Loan Fund, 2013-26A, “A”, CLO, FRN, 1.98%, 7/15/2025 (n)		1,500,000	1,488,669
Dryden Senior Loan Fund, 2014-31A, “C”, CLO, FRN, 3.731%, 4/18/2026 (z)		1,750,000	1,747,654
Enterprise Fleet Financing LLC, 2014-1, “A2”, 0.87%, 9/20/2019 (n)		297,965	297,817
Falcon Franchise Loan LLC, FRN, 441.768%, 1/05/2025 (i)(z)		11,834	2,873
First Union National Bank Commercial Mortgage Trust, FRN, 2.187%, 1/12/2043 (i)(q)(z)		131,887	532
First Union-Lehman Brothers Bank of America, FRN, 1.072%, 11/18/2035 (i)		2,951,567	33,027
Greenwich Capital Commercial Funding Corp., 5.475%, 3/10/2039		1,745,342	1,751,372
John Deere Owner Trust , “A2”, 1.15%, 10/15/2018		1,484,000	1,485,316

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 5.754%, 6/15/2049		$1,870,068	$1,890,531
JPMorgan Chase Commercial Mortgage Trust, 2007-LD11, “AM”, FRN, 5.754%, 6/15/2049		2,243,253	2,266,414
Lehman Brothers Commercial Conduit Mortgage Trust, FRN, 1.092%, 2/18/2030 (i)		300,237	264
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027 (z)		2,500,000	2,493,032
Mercedes-Benz Auto Lease Trust, 2015-B, “A2B”, 1.054%, 1/16/2018		843,595	843,900
Morgan Stanley Capital I Trust, “AM”, FRN, 5.678%, 4/15/2049		1,674,000	1,627,564
Morgan Stanley Capital I, Inc., FRN, 1.477%, 4/28/2039 (i)(z)		1,549,894	10,787
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 5.958%, 2/15/2051		687,148	693,147

			$26,067,461
Automotive - 1.9%
Accuride Corp., 9.5%, 8/01/2018		$845,000	$842,888
Allison Transmission, Inc., 5%, 10/01/2024 (n)		1,125,000	1,147,500
Delphi Automotive PLC, 1.5%, 3/10/2025	EUR	250,000	280,120
Ferrari N.V., 1.5%, 3/16/2023	EUR	400,000	443,623
FGA Capital Ireland PLC, 2%, 10/23/2019	EUR	700,000	801,199
Gates Global LLC, 6%, 7/15/2022 (n)		$570,000	538,650
General Motors Financial Co., Inc., 3.45%, 4/10/2022		486,000	491,418
Hyundai Capital America, 4%, 6/08/2017 (n)		256,000	259,832
IHO Verwaltungs Gmbh, 4.75%, 9/15/2026 (n)		970,000	967,575
Lear Corp., 5.25%, 1/15/2025		721,000	773,273
Volkswagen International Finance N.V., 3.875% to 9/04/2018, FRN to 9/29/2049	EUR	400,000	447,882
Volkswagen International Finance N.V., FRN, 2.5%, 12/29/2049	EUR	230,000	240,868
ZF North America Capital, Inc., 4.5%, 4/29/2022 (n)		$1,335,000	1,413,431
ZF North America Capital, Inc., 4.75%, 4/29/2025 (n)		1,052,000	1,109,860

			$9,758,119
Biotechnology - 0.1%
Life Technologies Corp., 6%, 3/01/2020		$363,000	$404,438

Broadcasting - 2.0%
AMC Networks, Inc., 5%, 4/01/2024		$595,000	$602,438
CBS Radio, Inc., 7.25%, 11/01/2024 (z)		445,000	462,244
Clear Channel Worldwide Holdings, Inc., “A”, 6.5%, 11/15/2022		400,000	402,000
Clear Channel Worldwide Holdings, Inc., “B”, 6.5%, 11/15/2022		1,095,000	1,115,258
Grupo Televisa S.A.B., 6.125%, 1/31/2046		284,000	309,933
iHeartMedia, Inc., 9%, 3/01/2021		1,091,000	780,065
Liberty Media Corp., 8.5%, 7/15/2029		1,280,000	1,420,800

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Broadcasting - continued
Liberty Media Corp., 8.25%, 2/01/2030		$50,000	$53,500
Match Group, Inc., 6.375%, 6/01/2024		610,000	658,800
Netflix, Inc., 5.375%, 2/01/2021		945,000	1,024,144
Netflix, Inc., 5.875%, 2/15/2025		435,000	482,306
Netflix, Inc., 4.375%, 11/15/2026 (z)		480,000	472,200
Nexstar Broadcasting, Inc., 6.875%, 11/15/2020		900,000	932,625
Omnicom Group, Inc., 3.65%, 11/01/2024		154,000	161,406
Omnicom Group, Inc., 3.6%, 4/15/2026		444,000	461,234
ProSiebenSat.1 Media AG, 2.625%, 4/15/2021	EUR	485,000	568,696

			$9,907,649
Brokerage & Asset Managers - 0.1%
Intercontinental Exchange, Inc., 2.75%, 12/01/2020		$274,000	$282,956
Intercontinental Exchange, Inc., 3.75%, 12/01/2025		450,000	479,056

			$762,012
Building - 2.4%
Allegion PLC, 5.875%, 9/15/2023		$473,000	$509,658
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/2021		1,295,000	1,348,419
Beacon Roofing Supply, Inc., 6.375%, 10/01/2023		780,000	834,600
Cimpor Financial Operations B.V., 5.75%, 7/17/2024 (n)		284,000	245,316
Elementia S.A. de C.V., 5.5%, 1/15/2025 (n)		210,000	213,780
Gibraltar Industries, Inc., 6.25%, 2/01/2021		1,150,000	1,191,688
HD Supply, Inc., 5.75%, 4/15/2024 (n)		640,000	672,000
HeidelbergCement AG, 2.25%, 3/30/2023	EUR	400,000	459,957
Masco Corp., 4.45%, 4/01/2025		$170,000	177,438
Masco Corp., 4.375%, 4/01/2026		791,000	822,640
Mohawk Industries, Inc., 3.85%, 2/01/2023		653,000	680,167
Owens Corning, 4.2%, 12/15/2022		184,000	195,356
Owens Corning, 3.4%, 8/15/2026		372,000	368,075
PriSo Acquisition Corp., 9%, 5/15/2023 (n)		975,000	948,188
Standard Industries, Inc., 5.375%, 11/15/2024 (n)		1,050,000	1,085,438
Standard Industries, Inc., 6%, 10/15/2025 (n)		635,000	677,831
Summit Materials LLC/Summit Materials Finance Co., 6.125%, 7/15/2023		1,125,000	1,153,125
Union Andina de Cementos S.A.A., 5.875%, 10/30/2021 (n)		270,000	280,530

			$11,864,206
Business Services - 2.4%
Alliance Data Systems Corp., 5.875%, 11/01/2021 (z)		$885,000	$891,638
Cisco Systems, Inc., 2.2%, 2/28/2021		530,000	539,046
Equinix, Inc., 4.875%, 4/01/2020		855,000	884,925
Equinix, Inc., 5.375%, 1/01/2022		290,000	307,400
Equinix, Inc., 5.375%, 4/01/2023		1,065,000	1,111,594

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Business Services - continued
Equinix, Inc., 5.75%, 1/01/2025		$782,000	$826,965
Fidelity National Information Services, Inc., 3.875%, 6/05/2024		664,000	701,458
Fidelity National Information Services, Inc., 5%, 10/15/2025		208,000	234,091
Fidelity National Information Services, Inc., 3%, 8/15/2026		504,000	492,607
Fidelity National Information Services, Inc., 4.5%, 8/15/2046		244,000	238,385
Iron Mountain, Inc., REIT, 6%, 10/01/2020 (n)		465,000	492,319
Iron Mountain, Inc., REIT, 6%, 8/15/2023		1,330,000	1,413,125
MSCI, Inc., 5.75%, 8/15/2025 (n)		595,000	632,574
NeuStar, Inc., 4.5%, 1/15/2023		760,000	705,850
Tencent Holdings Ltd., 3.375%, 3/05/2018 (n)		664,000	677,650
Tencent Holdings Ltd., 3.375%, 5/02/2019 (n)		965,000	998,245
Tencent Holdings Ltd., 3.8%, 2/11/2025 (n)		734,000	776,012

			$11,923,884
Cable TV - 5.1%
Altice Financing S.A., 6.5%, 1/15/2022 (n)		$1,477,000	$1,543,834
Altice Financing S.A., 6.625%, 2/15/2023 (n)		1,525,000	1,570,750
Altice Finco S.A., 8.125%, 1/15/2024 (n)		719,000	736,975
CCO Holdings LLC, 5.25%, 9/30/2022		500,000	520,625
CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2023 (n)		1,040,000	1,073,800
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 1/15/2024		1,395,000	1,475,213
CCO Holdings LLC/CCO Holdings Capital Corp., 5.375%, 5/01/2025 (n)		305,000	313,388
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)		505,000	526,147
Cequel Communications Holdings, 6.375%, 9/15/2020 (n)		725,000	746,750
Charter Operating/CCO Capital Corp., 6.384%, 10/23/2035 (n)		1,005,000	1,158,496
Comcast Corp., 2.75%, 3/01/2023		1,365,000	1,402,720
Comcast Corp., 4.65%, 7/15/2042		700,000	776,447
CSC Holdings LLC, 5.5%, 4/15/2027 (n)		870,000	882,506
DISH DBS Corp., 5%, 3/15/2023		1,010,000	994,850
DISH DBS Corp., 5.875%, 11/15/2024		1,360,000	1,369,350
Intelsat Jackson Holdings S.A., 7.25%, 4/01/2019		510,000	411,188
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023		645,000	427,313
Intelsat Jackson Holdings S.A., 8%, 2/15/2024 (n)		270,000	271,350
LGE Holdco VI B.V., 7.125%, 5/15/2024 (n)	EUR	680,000	843,511
Lynx II Corp., 6.375%, 4/15/2023 (n)		$675,000	688,500
Shaw Communications, Inc., 5.65%, 10/01/2019	CAD	417,000	341,382
Sirius XM Radio, Inc., 4.625%, 5/15/2023 (n)		$540,000	543,375
Sirius XM Radio, Inc., 6%, 7/15/2024 (n)		1,215,000	1,289,419
Sirius XM Radio, Inc., 5.375%, 4/15/2025 (n)		650,000	662,935
Sirius XM Radio, Inc., 5.375%, 7/15/2026 (n)		388,000	394,064

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
Sky PLC, 2.5%, 9/15/2026	EUR	400,000	$477,034
Time Warner Cable, Inc., 5.75%, 6/02/2031	GBP	250,000	356,710
Time Warner Cable, Inc., 4.5%, 9/15/2042		$210,000	197,480
Unitymedia Hessen, 5.5%, 1/15/2023 (n)		950,000	984,438
Unitymedia KabelBW GmbH, 6.125%, 1/15/2025 (n)		700,000	729,750
Virgin Media Secured Finance PLC, 5.375%, 4/15/2021 (n)		468,000	483,210
Virgin Media Secured Finance PLC, 5.25%, 1/15/2026 (n)		710,000	702,687
VTR Finance B.V., 6.875%, 1/15/2024 (n)		207,000	216,574
Ziggo Bond Finance B.V., 5.875%, 1/15/2025 (n)		450,000	446,625

			$25,559,396
Chemicals - 1.9%
Air Liquide Finance Co., 2.25%, 9/27/2023 (n)		$493,000	$488,501
Axalta Coating Systems Co., 4.875%, 8/15/2024 (n)		605,000	614,075
Chemours Co., 6.625%, 5/15/2023		745,000	722,650
Consolidated Energy Finance S.A., 6.75%, 10/15/2019 (n)		384,000	384,000
GCP Applied Technologies Co., 9.5%, 2/01/2023 (n)		720,000	815,400
Hexion U.S. Finance Corp., 6.625%, 4/15/2020		395,000	345,625
Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, 8.875%, 2/01/2018		490,000	465,745
Huntsman International LLC, 5.125%, 4/15/2021	EUR	335,000	390,102
International Flavors & Fragrances, Inc., 1.75%, 3/14/2024	EUR	350,000	407,338
LyondellBasell Industries N.V., 5.75%, 4/15/2024		$487,000	569,475
LyondellBasell Industries N.V., 4.625%, 2/26/2055		386,000	365,742
Momentive Performance Materials, Inc., 3.88%, 10/24/2021		695,000	618,550
PPG Industries, Inc., 0.875%, 11/03/2025	EUR	350,000	380,630
Tronox Finance LLC, 6.375%, 8/15/2020		$1,300,000	1,166,750
Tronox Finance LLC, 7.5%, 3/15/2022 (n)		805,000	720,475
W.R. Grace & Co., 5.125%, 10/01/2021 (n)		1,035,000	1,102,275

			$9,557,333
Computer Software - 0.9%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/2026 (n)		$900,000	$981,050
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.875%, 6/15/2021 (n)		355,000	374,155
Microsoft Corp., 1.55%, 8/08/2021		1,021,000	1,010,624
Oracle Corp., 3.4%, 7/08/2024		483,000	509,617
VeriSign, Inc., 4.625%, 5/01/2023		1,629,000	1,677,870

			$4,553,316
Computer Software - Systems - 1.1%
Apple, Inc., 3.05%, 7/31/2029	GBP	450,000	$590,115
Apple, Inc., 3.85%, 8/04/2046		$291,000	283,372

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Computer Software - Systems - continued
CDW LLC/CDW Finance Corp., 6%, 8/15/2022		$485,000	$514,100
CDW LLC/CDW Finance Corp., 5.5%, 12/01/2024		425,000	446,382
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		545,000	562,713
Quintiles IMS Holdings, Inc., 5%, 10/15/2026 (n)		770,000	795,988
Sabre GLBL, Inc., 5.375%, 4/15/2023 (n)		1,145,000	1,175,056
Western Digital Corp., 10.5%, 4/01/2024 (n)		920,000	1,062,600

			$5,430,326
Conglomerates - 1.7%
Amsted Industries Co., 5%, 3/15/2022 (n)		$1,510,000	$1,513,775
Apex Tool Group, 7%, 2/01/2021 (n)		965,000	880,563
EnerSys, 5%, 4/30/2023 (n)		1,435,000	1,470,875
Enpro Industries, Inc., 5.875%, 9/15/2022		1,315,000	1,367,600
Entegris, Inc., 6%, 4/01/2022 (n)		1,275,000	1,319,625
General Electric Co., 1.25%, 5/26/2023	EUR	175,000	201,487
Renaissance Acquisition, 6.875%, 8/15/2021 (n)		$1,300,000	1,274,000
SPX FLOW, Inc., 5.625%, 8/15/2024 (n)		690,000	699,488

			$8,727,413
Construction - 0.1%
Empresas ICA S.A.B. de C.V., 8.9%, 2/04/2021 (a)(d)		$590,000	$109,888
Empresas ICA S.A.B. de C.V., 8.875%, 5/29/2024 (a)(d)(n)		914,000	170,004

			$279,892
Consumer Products - 1.0%
NBTY, Inc., 7.625%, 5/15/2021 (n)		$1,010,000	$987,275
Newell Rubbermaid, Inc., 3.85%, 4/01/2023		433,000	459,504
Newell Rubbermaid, Inc., 4%, 12/01/2024		450,000	474,653
Newell Rubbermaid, Inc., 5.375%, 4/01/2036		165,000	191,070
Prestige Brands, Inc., 5.375%, 12/15/2021 (n)		845,000	876,688
Reckitt Benckiser Treasury Services PLC, 3.625%, 9/21/2023 (n)		500,000	529,967
Spectrum Brands, Inc., 6.125%, 12/15/2024		165,000	180,675
Spectrum Brands, Inc., 5.75%, 7/15/2025		770,000	833,525
Spectrum Brands, Inc., 4%, 10/01/2026 (z)	EUR	280,000	315,728
Whirlpool Finance Luxembourg S.A., 1.25%, 11/02/2026	EUR	240,000	260,694

			$5,109,779
Consumer Services - 1.9%
ADT Corp., 6.25%, 10/15/2021		$1,525,000	$1,667,969
ADT Corp., 4.125%, 6/15/2023		370,000	361,790
Garda World Security Corp., 7.25%, 11/15/2021 (n)		755,000	721,025
Garda World Security Corp., 7.25%, 11/15/2021 (n)		470,000	448,850
Grupo Posadas S.A.B. de C.V., 7.875%, 6/30/2022 (n)		700,000	724,850
Interval Acquisition Corp., 5.625%, 4/15/2023		1,635,000	1,688,138

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Consumer Services - continued
Mobile Mini, Inc., 5.875%, 7/01/2024		$1,115,000	$1,162,388
Monitronics International, Inc., 9.125%, 4/01/2020		1,495,000	1,416,513
Priceline Group, Inc., 2.15%, 11/25/2022	EUR	170,000	200,686
Priceline Group, Inc., 1.8%, 3/03/2027	EUR	650,000	711,973
Service Corp. International, 5.375%, 5/15/2024		$565,000	593,250

			$9,697,432
Containers - 2.9%
Ball Corp., 5%, 3/15/2022		$1,303,000	$1,400,725
Ball Corp., 5.25%, 7/01/2025		330,000	350,873
Berry Plastics Group, Inc., 5.5%, 5/15/2022		1,155,000	1,201,200
Berry Plastics Group, Inc., 6%, 10/15/2022		680,000	719,100
Crown American LLC, 4.5%, 1/15/2023		1,147,000	1,175,675
Crown American LLC, 4.25%, 9/30/2026 (n)		490,000	480,813
Crown European Holdings S.A., 3.375%, 5/15/2025 (z)	EUR	650,000	731,590
Multi-Color Corp., 6.125%, 12/01/2022 (n)		$1,240,000	1,292,700
Plastipak Holdings, Inc., 6.5%, 10/01/2021 (n)		1,013,000	1,048,455
Reynolds Group, 5.75%, 10/15/2020		600,000	615,768
Reynolds Group, 8.25%, 2/15/2021		1,560,000	1,629,812
Reynolds Group, 5.125%, 7/15/2023 (n)		525,000	538,944
Reynolds Group, 7%, 7/15/2024 (n)		65,000	69,469
Sealed Air Corp., 4.875%, 12/01/2022 (n)		1,110,000	1,169,663
Sealed Air Corp., 4.5%, 9/15/2023 (n)	EUR	450,000	545,856
Sealed Air Corp., 5.125%, 12/01/2024 (n)		$370,000	391,275
Signode Industrial Group, 6.375%, 5/01/2022 (n)		1,465,000	1,479,650

			$14,841,568
Electronics - 1.2%
Flextronics International Ltd., 4.625%, 2/15/2020		$174,000	$186,315
Micron Technology, Inc., 5.875%, 2/15/2022		980,000	1,012,242
Micron Technology, Inc., 5.5%, 2/01/2025		345,000	338,207
NXP B.V., 5.75%, 2/15/2021 (n)		480,000	499,200
NXP B.V./NXP Funding LLC, 5.75%, 3/15/2023 (n)		1,070,000	1,139,550
NXP B.V./NXP Funding LLC, 4.625%, 6/01/2023 (n)		366,000	400,770
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)		645,000	683,700
Sensata Technologies B.V., 5%, 10/01/2025 (n)		445,000	456,125
Tyco Electronics Group S.A., 6.55%, 10/01/2017		700,000	733,397
Tyco Electronics Group S.A., 1.1%, 3/01/2023 EUR	EUR	550,000	615,302

			$6,064,808
Emerging Market Quasi-Sovereign - 5.1%
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)		$201,000	$226,427
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023 (n)		946,000	964,920

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Banco Nacional de Comercio Exterior, S.N.C., 3.8% to 8/11/2021, FRN to 8/11/2026 (n)	$226,000	$223,740
CNPC (HK) Overseas Capital Ltd., 4.5%, 4/28/2021 (n)	1,242,000	1,356,042
CNPC General Capital Ltd., 3.4%, 4/16/2023 (n)	391,000	402,789
Comision Federal de Electricidad, 4.875%, 1/15/2024 (n)	517,000	537,680
Comision Federal de Electricidad, 4.875%, 1/15/2024	465,000	483,600
Comision Federal de Electricidad, 5.75%, 2/14/2042 (n)	915,000	934,325
Comision Federal de Electricidad, 6.125%, 6/16/2045 (n)	900,000	950,625
Corporacion Financiera de Desarrollo S.A., 4.75%, 7/15/2025 (n)	268,000	295,470
Empresa Nacional del Petroleo, 4.375%, 10/30/2024 (n)	296,000	312,463
Empresa Nacional del Petroleo, 3.75%, 8/05/2026 (n)	423,000	422,687
Gaz Capital S.A., 4.95%, 2/06/2028 (n)	492,000	482,219
Majapahit Holding B.V., 7.25%, 6/28/2017 (n)	1,029,000	1,062,443
Majapahit Holding B.V., 8%, 8/07/2019 (n)	1,197,000	1,367,333
Majapahit Holding B.V., 7.75%, 1/20/2020 (n)	1,045,000	1,196,525
Office Cherifien des Phosphates, 4.5%, 10/22/2025 (n)	371,000	373,783
Office Cherifien des Phosphates, 6.875%, 4/25/2044 (n)	373,000	408,808
Pertamina PT, 5.25%, 5/23/2021 (n)	511,000	551,895
Pertamina PT, 4.875%, 5/03/2022 (n)	540,000	576,239
Pertamina PT, 4.3%, 5/20/2023 (n)	323,000	334,758
Pertamina PT, 6%, 5/03/2042	680,000	716,976
Petrobras Global Finance B.V., 6.25%, 3/17/2024	1,043,000	1,031,006
Petrobras International Finance Co., 6.75%, 1/27/2041	1,159,000	1,026,816
Petroleos Mexicanos, 5.5%, 1/21/2021	1,199,000	1,272,439
Petroleos Mexicanos, 4.625%, 9/21/2023 (n)	221,000	220,403
Petroleos Mexicanos, 6.875%, 8/04/2026 (n)	205,000	229,190
Petroleos Mexicanos, 5.5%, 6/27/2044	82,000	70,635
Petroleos Mexicanos, 5.625%, 1/23/2046	213,000	184,192
Petroleos Mexicanos, 6.75%, 9/21/2047 (z)	161,000	159,591
PT Pelabuhan Indonesia III, 4.875%, 10/01/2024 (n)	200,000	212,094
PT Perusahaan Gas Negara (Persero) Tbk, 5.125%, 5/16/2024 (n)	438,000	467,480
PT Perusahaan Listrik Negara, 5.5%, 11/22/2021 (n)	752,000	832,840
Sinopec Capital (2013) Ltd., 3.125%, 4/24/2023 (n)	666,000	675,401
Sinopec Capital (2013) Ltd., 4.25%, 4/24/2043 (n)	548,000	563,972
Sinopec Group Overseas Development (2012) Ltd., 3.9%, 5/17/2022 (n)	544,000	581,795
Southern Gas Corridor CJSC, 6.875%, 3/24/2026	1,367,000	1,542,085
State Grid Overseas Investment (2014) Ltd., 4.125%, 5/07/2024 (n)	2,263,000	2,464,835
Three Gorges Finance I (Cayman Islands) Ltd., 3.7%, 6/10/2025 (n)	204,000	214,660

		$25,931,181

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - 7.7%
Dominican Republic, 7.5%, 5/06/2021 (n)		$879,000	$967,076
Dominican Republic, 6.6%, 1/28/2024 (n)		188,000	203,980
Dominican Republic, 5.875%, 4/18/2024 (n)		206,000	213,750
Dominican Republic, 5.5%, 1/27/2025 (n)		211,000	214,693
Kingdom of Saudi Arabia, 4.5%, 10/26/2046 (z)		208,000	204,620
Oriental Republic of Uruguay, 4.5%, 8/14/2024		213,714	233,803
Oriental Republic of Uruguay, 4.375%, 10/27/2027		377,731	398,978
Republic of Argentina, 6.875%, 4/22/2021 (n)		1,489,000	1,611,098
Republic of Colombia, 8.125%, 5/21/2024		679,000	878,287
Republic of Colombia, 6.125%, 1/18/2041		435,000	496,988
Republic of Croatia, 5.5%, 4/04/2023 (n)		1,362,000	1,484,580
Republic of Hungary, 5.375%, 2/21/2023		674,000	764,855
Republic of Hungary, 7.625%, 3/29/2041		488,000	743,712
Republic of Indonesia, 6.875%, 1/17/2018		838,000	886,148
Republic of Indonesia, 11.625%, 3/04/2019		733,000	893,691
Republic of Indonesia, 4.875%, 5/05/2021 (n)		336,000	365,413
Republic of Indonesia, 2.875%, 7/08/2021 (z)	EUR	375,000	437,961
Republic of Indonesia, 3.375%, 4/15/2023 (n)		$517,000	521,589
Republic of Indonesia, 5.875%, 1/15/2024 (n)		225,000	261,019
Republic of Indonesia, 4.125%, 1/15/2025		1,422,000	1,491,523
Republic of Indonesia, 4.125%, 1/15/2025 (n)		339,000	355,574
Republic of Kazakhstan, 3.875%, 10/14/2024 (n)		427,000	441,416
Republic of Kazakhstan, 5.125%, 7/21/2025 (n)		983,000	1,088,938
Republic of Kazakhstan, 4.875%, 10/14/2044 (n)		207,000	209,078
Republic of Lithuania, 6.125%, 3/09/2021 (n)		499,000	580,711
Republic of Lithuania, 6.625%, 2/01/2022 (n)		1,425,000	1,726,031
Republic of Panama, 3.75%, 3/16/2025		231,000	244,860
Republic of Panama, 8.875%, 9/30/2027		1,273,000	1,877,675
Republic of Panama, 9.375%, 4/01/2029		873,000	1,328,051
Republic of Paraguay, 4.625%, 1/25/2023 (n)		212,000	221,218
Republic of Peru, 8.75%, 11/21/2033		629,000	992,248
Republic of Peru, 5.625%, 11/18/2050		217,000	275,590
Republic of Poland, 5%, 3/23/2022		609,000	689,693
Republic of Romania, 6.75%, 2/07/2022 (n)		1,074,000	1,275,375
Republic of Romania, 4.375%, 8/22/2023 (n)		486,000	527,893
Republic of Romania, 4.875%, 1/22/2024 (n)		328,000	367,504
Republic of Sri Lanka, 6.125%, 6/03/2025		1,336,000	1,339,452
Republic of Turkey, 7%, 3/11/2019		790,000	854,188
Republic of Turkey, 5.625%, 3/30/2021		670,000	707,567
Republic of Turkey, 6.25%, 9/26/2022		646,000	702,711
Republic of Turkey, 4.875%, 10/09/2026		1,229,000	1,225,313
Russian Federation, 4.875%, 9/16/2023 (n)		800,000	859,968
Russian Federation, 4.75%, 5/27/2026		1,000,000	1,058,380
Russian Federation, 7.5%, 3/31/2030		274,990	332,534

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Russian Federation, 5.625%, 4/04/2042 (n)		$600,000	$662,160
Socialist Republic of Vietnam, 6.75%, 1/29/2020		273,000	304,082
United Mexican States, 3.625%, 3/15/2022		1,710,000	1,786,950
United Mexican States, 4%, 10/02/2023		1,364,000	1,433,564
United Mexican States, 8.5%, 5/31/2029	MXN	29,290,000	1,810,990
United Mexican States, 5.75%, 10/12/2110		$408,000	417,180

			$38,970,658
Energy - Independent - 2.8%
Afren PLC, 11.5%, 2/01/2016 (a)(d)(n)		$335,000	$34
Afren PLC, 10.25%, 4/08/2019 (a)(d)(n)		219,000	22
Bonanza Creek Energy, Inc., 6.75%, 4/15/2021		795,000	482,963
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023		1,005,000	1,032,638
Chaparral Energy, Inc., 7.625%, 11/15/2022 (a)(d)		465,000	360,375
Concho Resources, Inc., 5.5%, 4/01/2023		1,115,000	1,140,645
Consol Energy, Inc., 5.875%, 4/15/2022		485,000	448,322
Consol Energy, Inc., 8%, 4/01/2023		975,000	965,250
Continental Resources, Inc., 4.5%, 4/15/2023		1,110,000	1,057,275
Gulfport Energy Corp., 6%, 10/15/2024 (z)		720,000	733,500
PDC Energy, Inc., 6.125%, 9/15/2024 (n)		1,035,000	1,076,400
QEP Resources, Inc., 5.25%, 5/01/2023		1,060,000	1,041,450
Range Resources Corp., 4.875%, 5/15/2025		1,105,000	1,055,839
Rice Energy, Inc., 7.25%, 5/01/2023		940,000	996,400
Sanchez Energy Corp., 6.125%, 1/15/2023		1,290,000	1,102,950
Seven Generations Energy, 8.25%, 5/15/2020 (n)		470,000	498,200
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026		1,025,000	988,180
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)		422,000	406,841
Whiting Petroleum Corp., 6.25%, 4/01/2023		935,000	862,538

			$14,249,822
Energy - Integrated - 0.4%
Cenovus Energy, Inc., 6.75%, 11/15/2039		$632,000	$705,495
Cenovus Energy, Inc., 4.45%, 9/15/2042		510,000	447,042
LUKOIL International Finance B.V., 4.563%, 4/24/2023 (n)		698,000	706,809
Pacific Exploration and Production Corp., 7.25%, 12/12/2021 (n)		1,145,000	229,000
Pacific Exploration and Production Corp., 5.125%, 3/28/2023 (n)		419,000	83,296
Pacific Exploration and Production Corp., 5.625%, 1/19/2025 (n)		272,000	54,400

			$2,226,042
Entertainment - 1.1%
AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026 (z)		$190,000	$190,713
Carnival Corp., 1.875%, 11/07/2022	EUR	550,000	642,138
Cedar Fair LP, 5.25%, 3/15/2021		$1,130,000	1,171,889
Cedar Fair LP, 5.375%, 6/01/2024		415,000	437,825

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Entertainment - continued
Cinemark USA, Inc., 5.125%, 12/15/2022		$1,045,000	$1,073,738
Cinemark USA, Inc., 4.875%, 6/01/2023		780,000	780,975
Six Flags Entertainment Corp., 5.25%, 1/15/2021 (n)		1,325,000	1,364,750

			$5,662,028
Financial Institutions - 3.5%
AerCap Ireland Capital Ltd., 4.625%, 10/30/2020		$150,000	$157,875
Aircastle Ltd., 4.625%, 12/15/2018		790,000	823,575
Aircastle Ltd., 5.125%, 3/15/2021		550,000	583,688
Aircastle Ltd., 5.5%, 2/15/2022		980,000	1,051,050
CIT Group, Inc., 5.25%, 3/15/2018		1,115,000	1,154,761
CIT Group, Inc., 6.625%, 4/01/2018 (n)		1,447,000	1,519,350
CIT Group, Inc., 5.5%, 2/15/2019 (n)		1,269,000	1,335,623
CIT Group, Inc., 5%, 8/15/2022		365,000	389,181
Credit Acceptance Corp., 6.125%, 2/15/2021		106,000	106,530
Credit Acceptance Corp., 7.375%, 3/15/2023		1,135,000	1,171,888
Icahn Enterprises LP, 6%, 8/01/2020		1,060,000	1,041,450
Icahn Enterprises LP, 5.875%, 2/01/2022		1,270,000	1,208,088
International Lease Finance Corp., 7.125%, 9/01/2018 (n)		337,000	366,909
Nationstar Mortgage LLC/Capital Corp., 6.5%, 8/01/2018		785,000	794,322
Nationstar Mortgage LLC/Capital Corp., 7.875%, 10/01/2020		1,410,000	1,438,200
Nationstar Mortgage LLC/Capital Corp., 6.5%, 7/01/2021		255,000	253,088
Navient Corp., 8%, 3/25/2020		1,815,000	1,969,275
Navient Corp., 5.875%, 3/25/2021		395,000	395,494
Navient Corp., 7.25%, 1/25/2022		1,380,000	1,393,800
Navient Corp., 7.25%, 9/25/2023		205,000	204,231
Navient Corp., 6.125%, 3/25/2024		455,000	416,325

			$17,774,703
Food & Beverages - 2.7%
Anheuser-Busch InBev N.V., 1.5%, 4/18/2030	EUR	325,000	$361,617
Anheuser-Busch InBev Worldwide, Inc., 3.3%, 2/01/2023		$631,000	658,569
Anheuser-Busch InBev Worldwide, Inc., 4.7%, 2/01/2036		826,000	915,652
Coca-Cola Co., 0.75%, 3/09/2023	EUR	325,000	366,051
Coca-Cola Co., 1.1%, 9/02/2036	EUR	110,000	114,855
Coca-Cola Enterprises, Inc., 1.875%, 3/18/2030	EUR	325,000	366,214
Constellation Brands, Inc., 4.25%, 5/01/2023		$870,000	920,199
Constellation Brands, Inc., 4.75%, 12/01/2025		150,000	164,063
Gruma S.A.B. de C.V., 4.875%, 12/01/2024 (n)		202,000	219,170
J.M. Smucker Co., 2.5%, 3/15/2020		121,000	123,384
J.M. Smucker Co., 4.375%, 3/15/2045		130,000	138,478
JB Y Co. S.A. de C.V., 3.75%, 5/13/2025 (n)		150,000	152,252
JBS Investments GmbH, 7.75%, 10/28/2020 (n)		201,000	209,543
JBS USA LLC/JBS USA Finance, Inc., 5.875%, 7/15/2024 (n)		1,080,000	1,085,400

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Food & Beverages - continued
Kraft Foods Group, Inc., 2.25%, 6/05/2017		$700,000	$703,695
Kraft Heinz Foods Co., 3.5%, 7/15/2022		340,000	358,245
Kraft Heinz Foods Co., 3%, 6/01/2026		265,000	262,020
Kraft Heinz Foods Co., 5%, 7/15/2035		173,000	194,361
Mead Johnson Nutrition Co., 3%, 11/15/2020		441,000	455,885
PepsiCo, Inc., 2.15%, 10/14/2020		1,936,000	1,970,445
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.875%, 1/15/2024		735,000	788,288
SABMiller Holdings, Inc., 3.75%, 1/15/2022 (n)		221,000	238,013
Sun Merger Sub, Inc., 5.875%, 8/01/2021 (n)		1,440,000	1,501,200
Tyson Foods, Inc., 5.15%, 8/15/2044		156,000	176,208
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)		910,000	946,400
Wm. Wrigley Jr. Co., 2.9%, 10/21/2019 (n)		239,000	246,091
Wm. Wrigley Jr. Co., 3.375%, 10/21/2020 (n)		124,000	130,109

			$13,766,407
Food & Drug Stores - 0.4%
CVS Health Corp., 3.375%, 8/12/2024		$354,000	$368,288
Walgreens Boots Alliance, Inc., 2.7%, 11/18/2019		580,000	595,121
Walgreens Boots Alliance, Inc., 2.875%, 11/20/2020	GBP	200,000	255,177
Walgreens Boots Alliance, Inc., 4.65%, 6/01/2046		$614,000	647,353

			$1,865,939
Forest & Paper Products - 0.1%
Appvion, Inc., 9%, 6/01/2020 (n)		$795,000	$492,900

Gaming & Lodging - 1.9%
CCM Merger, Inc., 9.125%, 5/01/2019 (n)		$680,000	$710,600
GLP Capital LP/GLP Financing II, Inc., 5.375%, 11/01/2023		895,000	959,888
GLP Capital LP/GLP Financing II, Inc., 5.375%, 4/15/2026		160,000	170,000
Greektown Holdings LLC, 8.875%, 3/15/2019 (n)		950,000	1,004,625
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 5.625%, 10/15/2021		1,125,000	1,158,750
Isle of Capri Casinos, Inc., 8.875%, 6/15/2020		280,000	296,450
Isle of Capri Casinos, Inc., 5.875%, 3/15/2021		960,000	998,400
MGM Resorts International, 6.625%, 12/15/2021		1,105,000	1,234,152
MGM Resorts International, 6%, 3/15/2023		1,000,000	1,082,500
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2021		1,030,000	1,060,900
Ryman Hospitality Properties, Inc., REIT, 5%, 4/15/2023		350,000	357,000
Wyndham Worldwide Corp., 2.5%, 3/01/2018		650,000	655,975

			$9,689,240
Industrial - 0.7%
Dematic S.A., 7.75%, 12/15/2020 (n)		$1,395,000	$1,450,800
Grainger PLC, 5%, 12/16/2020	GBP	500,000	671,536

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Industrial - continued
Howard Hughes Corp., 6.875%, 10/01/2021 (n)		$1,260,000	$1,331,190

			$3,453,526
Insurance - 0.8%
AIG SunAmerica Global Financing X, 6.9%, 3/15/2032 (n)		$484,000	$638,929
American International Group, Inc., 1.5%, 6/08/2023	EUR	230,000	259,456
American International Group, Inc., 3.75%, 7/10/2025		$642,000	670,209
Aviva PLC, 3.375%, 12/04/2045	EUR	400,000	428,924
CNP Assurances S.A., 6% to 9/14/2020, FRN to 9/14/2040	EUR	400,000	494,576
Delta Lloyd N.V., FRN, 9%, 8/29/2042	EUR	450,000	612,140
Old Mutual PLC, 7.875%, 11/03/2025	GBP	450,000	618,392
Unum Group, 4%, 3/15/2024		$259,000	263,386

			$3,986,012
Insurance - Health - 0.4%
Aetna, Inc., 2.8%, 6/15/2023		$460,000	$466,135
Aetna, Inc., 4.25%, 6/15/2036		345,000	350,067
Centene Corp., 5.625%, 2/15/2021		460,000	482,545
Centene Corp., 6.125%, 2/15/2024		765,000	814,725

			$2,113,472
Insurance - Property & Casualty - 0.9%
Berkshire Hathaway, Inc., 2.75%, 3/15/2023		$359,000	$369,660
Berkshire Hathaway, Inc., 2.15%, 3/15/2028	EUR	360,000	431,678
Berkshire Hathaway, Inc., 1.625%, 3/16/2035	EUR	325,000	349,002
Chubb INA Holdings, Inc., 2.3%, 11/03/2020		$144,000	146,935
Chubb INA Holdings, Inc., 2.875%, 11/03/2022		336,000	350,064
CNA Financial Corp., 5.875%, 8/15/2020		700,000	788,488
Liberty Mutual Group, Inc., 4.25%, 6/15/2023		567,000	612,469
Liberty Mutual Group, Inc., 2.75%, 5/04/2026 (z)	EUR	120,000	138,549
Liberty Mutual Group, Inc., 4.85%, 8/01/2044 (n)		$300,000	310,123
Marsh & McLennan Cos., Inc., 2.55%, 10/15/2018		330,000	334,796
Marsh & McLennan Cos., Inc., 3.5%, 6/03/2024		315,000	329,902
QBE Capital Funding III Ltd., 7.5% to 5/24/2021, FRN to 5/24/2041	GBP	300,000	407,658

			$4,569,324
International Market Quasi-Sovereign - 0.1%
Electricite de France S.A., 5.375% to 1/29/2025, FRN to 1/29/2049	EUR	300,000	$338,814

International Market Sovereign - 0.1%
Government of Japan, 2.1%, 9/20/2024	JPY	11,350,000	$127,451
Government of Japan, 0.3%, 12/20/2025	JPY	25,450,000	251,483

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
International Market Sovereign - continued
Government of Japan, 2.4%, 3/20/2037	JPY	12,200,000	$161,500

			$540,434
Internet - 0.4%
Baidu, Inc., 4.125%, 6/30/2025		$240,000	$254,155
Baidu, Inc., 3.25%, 8/06/2018		1,316,000	1,345,153
Baidu, Inc., 3.5%, 11/28/2022		475,000	494,110

			$2,093,418
Local Authorities - 0.1%
Province of Alberta, 1.25%, 6/01/2020	CAD	302,000	$226,044
Province of Manitoba, 4.15%, 6/03/2020	CAD	266,000	219,075

			$445,119
Machinery & Tools - 1.0%
Ashtead Capital, Inc., 5.625%, 10/01/2024 (n)		$1,125,000	$1,184,063
CNH Industrial Capital LLC, 4.375%, 11/06/2020		1,760,000	1,799,600
CNH Industrial N.V., 4.5%, 8/15/2023		630,000	633,150
H&E Equipment Services Co., 7%, 9/01/2022		1,065,000	1,120,380
Light Tower Rentals, Inc., 8.125%, 8/01/2019 (a)(d)(n)		520,000	233,350

			$4,970,543
Major Banks - 3.3%
ABN AMRO North America Finance, Inc., 7.125%, 7/06/2022	EUR	250,000	$355,913
Bank of America Corp., 2.625%, 4/19/2021		$563,000	569,751
Bank of America Corp., 3.248%, 10/21/2027		875,000	875,327
Bank of America Corp., FRN, 6.1%, 12/29/2049		3,147,000	3,287,860
Bank of America Corp., FRN, 6.3%, 12/29/2049		410,000	447,372
Barclays Bank PLC, 6%, 1/14/2021	EUR	350,000	444,842
Barclays Bank PLC, 6.75% to 1/16/2018, FRN to 1/16/2023	GBP	200,000	255,516
Credit Agricole S.A., 7.375%, 12/18/2023	GBP	200,000	311,741
Credit Agricole S.A., 7.875% to 10/26/2019, FRN to 10/29/2049	EUR	350,000	451,864
Goldman Sachs Group, Inc., 7.5%, 2/15/2019		$1,200,000	1,349,141
Governor & Co. of the Bank of Ireland, 4.25% to 6/11/2019, FRN to 6/11/2024	EUR	750,000	827,591
JPMorgan Chase & Co., 3.25%, 9/23/2022		$765,000	795,372
JPMorgan Chase & Co., 6.75% to 2/01/2024, FRN to 1/29/2049		486,000	539,460
JPMorgan Chase & Co., 6% to 8/01/2023, FRN to 12/31/2049		1,515,000	1,579,388
Morgan Stanley, 6.625%, 4/01/2018		1,000,000	1,067,692
Morgan Stanley, 3.95%, 4/23/2027		423,000	435,176
Nationwide Building Society, 0.5%, 10/29/2019	EUR	300,000	331,659
Nationwide Building Society, 1.25%, 3/03/2025	EUR	380,000	426,612
PNC Bank N.A., 2.6%, 7/21/2020		$1,067,000	1,092,960
Royal Bank of Scotland Group PLC, 7.5% to 8/10/2020, FRN to 12/29/2049		710,000	651,425

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Royal Bank of Scotland Group PLC, 8.625% to 8/15/2021, FRN to 12/29/2049	$435,000	$432,825

		$16,529,487
Medical & Health Technology & Services - 4.2%
AmSurg Corp., 5.625%, 7/15/2022	$765,000	$780,300
Becton, Dickinson and Co., 3.734%, 12/15/2024	142,000	151,360
Becton, Dickinson and Co., 4.685%, 12/15/2044	270,000	294,644
CHS/Community Health Systems, Inc., 6.875%, 2/01/2022	1,230,000	937,875
DaVita, Inc., 5.125%, 7/15/2024	425,000	415,703
DaVita, Inc., 5%, 5/01/2025	985,000	950,525
Fresenius U.S. Finance II, Inc., 4.25%, 2/01/2021 (n)	84,000	88,620
HCA, Inc., 4.25%, 10/15/2019	785,000	814,438
HCA, Inc., 7.5%, 2/15/2022	980,000	1,115,240
HCA, Inc., 5.875%, 3/15/2022	935,000	1,028,500
HCA, Inc., 5%, 3/15/2024	950,000	989,425
HCA, Inc., 5.375%, 2/01/2025	1,885,000	1,924,020
HCA, Inc., 5.875%, 2/15/2026	505,000	530,250
HCA, Inc., 5.25%, 6/15/2026	716,000	748,220
HealthSouth Corp., 5.125%, 3/15/2023	1,020,000	1,030,200
HealthSouth Corp., 5.75%, 11/01/2024	860,000	886,875
Laboratory Corp. of America Holdings, 4.7%, 2/01/2045	364,000	385,106
LifePoint Health, Inc., 5.375%, 5/01/2024 (z)	510,000	506,838
MEDNAX, Inc., 5.25%, 12/01/2023 (n)	660,000	689,700
Quorum Health Corp., 11.625%, 4/15/2023 (n)	830,000	601,750
Tenet Healthcare Corp., 8%, 8/01/2020	2,135,000	2,113,650
Tenet Healthcare Corp., 8.125%, 4/01/2022	1,500,000	1,466,250
Tenet Healthcare Corp., 6.75%, 6/15/2023	655,000	601,781
Thermo Fisher Scientific, Inc., 3%, 4/15/2023	367,000	372,515
Thermo Fisher Scientific, Inc., 2.95%, 9/19/2026	245,000	241,285
Universal Health Services, Inc., 7.625%, 8/15/2020	1,010,000	969,600
Universal Health Services, Inc., 5%, 6/01/2026 (n)	359,000	372,463

		$21,007,133
Medical Equipment - 0.6%
Hologic, Inc., 5.25%, 7/15/2022 (n)	$1,000,000	$1,057,600
Medtronic, Inc., 3.5%, 3/15/2025	437,000	463,691
Teleflex, Inc., 5.25%, 6/15/2024	955,000	988,425
Teleflex, Inc., 4.875%, 6/01/2026	445,000	456,125
Zimmer Holdings, Inc., 4.25%, 8/15/2035	274,000	272,566

		$3,238,407
Metals & Mining - 3.0%
Allegheny Technologies, Inc., 5.95%, 1/15/2021	$669,000	$618,825
Barrick Gold Corp., 4.1%, 5/01/2023	187,000	201,021

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Metals & Mining - continued
Barrick North America Finance LLC, 5.7%, 5/30/2041		$89,000	$101,797
Cameco Corp., 5.67%, 9/02/2019	CAD	420,000	335,421
Century Aluminum Co., 7.5%, 6/01/2021 (n)		$775,000	705,250
Commercial Metals Co., 4.875%, 5/15/2023		828,000	819,720
First Quantum Minerals Ltd., 7.25%, 10/15/2019 (n)		911,000	898,474
First Quantum Minerals Ltd., 7.25%, 5/15/2022 (n)		810,000	766,463
Freeport-McMoRan Copper & Gold, Inc., 3.875%, 3/15/2023		840,000	758,100
Freeport-McMoRan Oil & Gas LLC, 6.5%, 11/15/2020		130,000	132,763
Freeport-McMoRan Oil & Gas LLC, 6.875%, 2/15/2023		257,000	266,638
Freeport-McMoRan, Inc., 5.45%, 3/15/2043		375,000	311,250
Glencore Finance (Europe) S.A., 6.5%, 2/27/2019	GBP	150,000	201,853
Glencore Finance (Europe) S.A., 1.25%, 3/17/2021	EUR	400,000	439,100
GrafTech International Co., 6.375%, 11/15/2020		$845,000	642,200
Hudbay Minerals, Inc., 9.5%, 10/01/2020		1,050,000	1,076,250
Kaiser Aluminum Corp., 5.875%, 5/15/2024		675,000	712,969
Kinross Gold Corp., 5.125%, 9/01/2021		410,000	426,400
Kinross Gold Corp., 5.95%, 3/15/2024		795,000	834,750
Lundin Mining Corp., 7.5%, 11/01/2020 (n)		310,000	329,375
Lundin Mining Corp., 7.875%, 11/01/2022 (n)		445,000	480,600
Southern Copper Corp., 5.25%, 11/08/2042		700,000	662,148
Southern Copper Corp., 5.875%, 4/23/2045		753,000	752,288
Steel Dynamics, Inc., 5.125%, 10/01/2021		435,000	453,488
Steel Dynamics, Inc., 5.25%, 4/15/2023		195,000	201,825
Steel Dynamics, Inc., 5.5%, 10/01/2024		435,000	458,925
Suncoke Energy Partners LP/Suncoke Energy Partners Finance Corp., 7.375%, 2/01/2020		960,000	924,000
Suncoke Energy, Inc., 7.625%, 8/01/2019		130,000	117,325
TMS International Corp., 7.625%, 10/15/2021 (n)		880,000	726,000

			$15,355,218
Midstream - 4.6%
APT Pipelines Ltd., 5%, 3/23/2035 (n)		$542,000	$557,645
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.125%, 11/15/2022 (n)		1,320,000	1,290,300
Crestwood Midstream Partners LP, 6%, 12/15/2020		625,000	635,938
Crestwood Midstream Partners LP, 6.125%, 3/01/2022		565,000	577,713
Crestwood Midstream Partners LP, 6.25%, 4/01/2023		310,000	313,875
Dominion Gas Holdings LLC, 2.8%, 11/15/2020		415,000	427,474
Energy Transfer Equity LP, 7.5%, 10/15/2020		1,795,000	1,956,550
Energy Transfer Partners LP, 3.6%, 2/01/2023		591,000	589,274
EnLink Midstream Partners LP, 4.4%, 4/01/2024		1,060,000	1,054,547
Enterprise Products Operating LLC, 3.9%, 2/15/2024		287,000	300,231
Enterprise Products Operating LLC, 4.85%, 3/15/2044		148,000	149,699
Ferrellgas LP/Ferrellgas Finance Corp., 6.5%, 5/01/2021		845,000	796,413

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Midstream - continued
Ferrellgas LP/Ferrellgas Finance Corp., 6.75%, 1/15/2022		$925,000	$867,188
Kinder Morgan (Delaware), Inc., 7.75%, 1/15/2032		1,614,000	1,973,767
Kinder Morgan Energy Partners LP, 5.4%, 9/01/2044		281,000	281,488
MPLX LP, 5.5%, 2/15/2023		810,000	843,914
MPLX LP, 4.5%, 7/15/2023		761,000	782,848
Pembina Pipeline Corp., 4.81%, 3/25/2044	CAD	491,000	379,823
Sabine Pass Liquefaction LLC, 5.625%, 2/01/2021		$1,185,000	1,247,213
Sabine Pass Liquefaction LLC, 5.625%, 4/15/2023		1,465,000	1,556,563
Sabine Pass Liquefaction LLC, 5.75%, 5/15/2024		545,000	576,338
Sabine Pass Liquefaction LLC, 5.625%, 3/01/2025		1,209,000	1,279,303
Sabine Pass Liquefaction LLC, 5.875%, 6/30/2026 (n)		803,000	865,393
Sabine Pass Liquefaction LLC, 5%, 3/15/2027 (n)		500,000	508,750
Targa Resources Partners LP/Targa Resources Finance Corp., 4.125%, 11/15/2019		775,000	781,781
Targa Resources Partners LP/Targa Resources Finance Corp., 5.25%, 5/01/2023		415,000	411,929
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027 (n)		1,025,000	1,025,000
Williams Cos., Inc., 4.55%, 6/24/2024		1,050,000	1,068,375

			$23,099,332
Mortgage-Backed - 4.6%
Fannie Mae, 5.5%, 1/01/2037 - 8/01/2037		$1,578,242	$1,794,416
Fannie Mae, 4%, 9/01/2040 - 2/01/2045		2,971,457	3,186,226
Fannie Mae, 3.5%, 3/01/2045 - 5/01/2046		3,537,127	3,713,208
Fannie Mae, FRN, 0.764%, 5/25/2018		4,717,226	4,707,479
Freddie Mac, 4%, 4/01/2044		208,234	222,615
Freddie Mac, 2.673%, 3/25/2026		1,099,000	1,130,307
Freddie Mac, 3.5%, 9/01/2045		5,019,338	5,266,719
Ginnie Mae, 3.5%, 5/20/2046		3,174,254	3,364,594

			$23,385,564
Natural Gas - Distribution - 0.1%
Gas Natural SDG S.A., 1.375%, 1/21/2025	EUR	300,000	$344,432
GNL Quintero S.A., 4.634%, 7/31/2029 (n)		$377,000	395,850

			$740,282
Network & Telecom - 1.6%
AT&T, Inc., 4.75%, 5/15/2046		$500,000	$489,288
British Telecom PLC, 5.75%, 12/07/2028	GBP	300,000	491,966
Centurylink, Inc., 6.45%, 6/15/2021		$970,000	1,035,475
Centurylink, Inc., 7.65%, 3/15/2042		890,000	792,100
Columbus International, Inc., 7.375%, 3/30/2021 (n)		200,000	214,000
Frontier Communications Corp., 6.25%, 9/15/2021		305,000	289,750

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Network & Telecom - continued
Frontier Communications Corp., 7.125%, 1/15/2023		$665,000	$598,084
Frontier Communications Corp., 11%, 9/15/2025		1,050,000	1,075,095
Frontier Communications Corp., 9%, 8/15/2031		530,000	461,100
Telecom Italia Capital, 6%, 9/30/2034		320,000	318,400
Telecom Italia S.p.A., 5.303%, 5/30/2024 (n)		900,000	914,625
Verizon Communications, Inc., 1.75%, 8/15/2021		281,000	275,150
Verizon Communications, Inc., 6.4%, 9/15/2033		500,000	623,692
Verizon Communications, Inc., 6.55%, 9/15/2043		478,000	626,321

			$8,205,046
Oil Services - 0.4%
Bristow Group, Inc., 6.25%, 10/15/2022		$860,000	$685,850
Odebrecht Offshore Drilling Finance Ltd., 6.75%, 10/01/2022 (n)		1,324,314	266,518
Weatherford International Ltd., 8.25%, 6/15/2023		910,000	941,850

			$1,894,218
Oils - 0.4%
CITGO Holding, Inc., 10.75%, 2/15/2020 (n)		$625,000	$638,125
CITGO Petroleum Corp., 6.25%, 8/15/2022 (n)		880,000	899,800
Valero Energy Corp., 4.9%, 3/15/2045		440,000	431,058

			$1,968,983
Other Banks & Diversified Financials - 2.7%
Banco Inbursa S.A. Institucion de Banca Multiple Grupo Financiero Inbursa, 4.125%, 6/06/2024 (n)		$583,000	$588,655
Banco Popolare Societa Cooperativa, 3.5%, 3/14/2019	EUR	600,000	685,933
Bancolombia S.A., 5.95%, 6/03/2021		$1,094,000	1,205,041
Bank of Iceland, 1.75%, 9/07/2020	EUR	330,000	368,398
BBVA Banco Continental S.A., 5.25% to 9/22/2024, FRN to 9/22/2029 (n)		$104,000	110,890
BBVA Bancomer S.A. de C.V., 6.5%, 3/10/2021 (n)		1,207,000	1,322,812
BBVA Bancomer S.A. de C.V., 6.75%, 9/30/2022 (n)		424,000	476,809
BBVA Continental, 5.75%, 1/18/2017 (n)		518,000	521,730
Belfius Bank S.A., 3.125%, 5/11/2026	EUR	300,000	340,121
BPCE S.A., 4.5%, 3/15/2025 (n)		$302,000	304,879
Citigroup, Inc., 3.2%, 10/21/2026		871,000	868,960
Citizens Bank N.A., 2.55%, 5/13/2021		256,000	259,242
Deutsche Bank AG, FRN, 6%, 5/31/2049	EUR	400,000	340,303
Discover Bank, 7%, 4/15/2020		$249,000	281,197
Discover Bank, 4.25%, 3/13/2026		312,000	331,121
Groupe BPCE S.A., 12.5% to 9/30/2019, FRN to 8/29/2049 (n)		2,233,000	2,820,994
Industrial Senior Trust Co., 5.5%, 11/01/2022 (n)		220,000	219,045
Intesa Sanpaolo S.p.A., 5.25%, 1/28/2022	GBP	250,000	337,156
Intesa Sanpaolo S.p.A., 5.71%, 1/15/2026 (n)		$430,000	409,487

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
UBS Group AG, 6.875%, 12/29/2049		$990,000	$979,708
UniCredit S.p.A., 4.375% to 1/03/2022, FRN to 1/03/2027	EUR	600,000	657,699

			$13,430,180
Personal Computers & Peripherals - 0.0%
Equifax, Inc., 2.3%, 6/01/2021		$240,000	$240,950

Pharmaceuticals - 2.1%
Actavis Funding SCS, 3.8%, 3/15/2025		$538,000	$558,344
Actavis Funding SCS, 4.85%, 6/15/2044		318,000	336,440
Celgene Corp., 2.875%, 8/15/2020		600,000	619,048
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/2022 (n)		1,440,000	1,364,400
Forest Laboratories, Inc., 4.375%, 2/01/2019 (n)		618,000	649,150
Gilead Sciences, Inc., 2.35%, 2/01/2020		667,000	679,945
Mallinckrodt International Finance S.A., 5.75%, 8/01/2022 (n)		690,000	653,775
Mallinckrodt International Finance S.A., 5.5%, 4/15/2025 (n)		640,000	592,000
Shire Acquisitions Investments Ireland Designated Activity, 2.4%, 9/23/2021		1,075,000	1,066,662
Teva Pharmaceutical Industries Ltd., 1.875%, 3/31/2027	EUR	450,000	506,809
Teva Pharmaceutical Industries Ltd., 4.1%, 10/01/2046		$142,000	131,821
Valeant Pharmaceuticals International, Inc., 7%, 10/01/2020 (n)		1,570,000	1,405,150
Valeant Pharmaceuticals International, Inc., 7.5%, 7/15/2021 (n)		525,000	467,250
Valeant Pharmaceuticals International, Inc., 7.25%, 7/15/2022 (n)		780,000	678,600
VRX Escrow Corp., 5.875%, 5/15/2023 (n)		1,100,000	866,250

			$10,575,644
Precious Metals & Minerals - 0.5%
Eldorado Gold Corp., 6.125%, 12/15/2020 (n)		$1,335,000	$1,348,350
Teck Resources Ltd., 4.5%, 1/15/2021		415,000	417,075
Teck Resources Ltd., 8%, 6/01/2021 (n)		395,000	431,538
Teck Resources Ltd., 3.75%, 2/01/2023		255,000	241,134

			$2,438,097
Printing & Publishing - 0.8%
Nielsen Finance LLC, 5%, 4/15/2022 (n)		$1,295,000	$1,320,900
Outdoor Americas Capital LLC/Outfront Media Capital Corp., 5.625%, 2/15/2024		870,000	904,800
TEGNA, Inc., 5.125%, 7/15/2020		460,000	478,400
TEGNA, Inc., 4.875%, 9/15/2021 (n)		420,000	437,850
TEGNA, Inc., 6.375%, 10/15/2023		840,000	888,300

			$4,030,250

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Real Estate - Apartment - 0.2%
Grand City Properties S.A., 3.75% to 2/18/2022, FRN to 12/29/2049	EUR	300,000	$334,941
Vonovia SE, REIT, 2.125%, 7/09/2022	EUR	450,000	536,765

			$871,706
Real Estate - Healthcare - 0.5%
MPT Operating Partnership LP, REIT, 6.375%, 2/15/2022		$1,335,000	$1,385,063
MPT Operating Partnership LP, REIT, 5.25%, 8/01/2026		990,000	1,009,800

			$2,394,863
Real Estate - Other - 0.7%
DuPont Fabros Technology LP, REIT, 5.875%, 9/15/2021		$1,915,000	$2,005,963
Felcor Lodging LP, REIT, 5.625%, 3/01/2023		1,130,000	1,166,149
Fibra Uno, REIT, 6.95%, 1/30/2044 (n)		390,000	397,800

			$3,569,912
Real Estate - Retail - 0.4%
DDR Corp., REIT, 3.625%, 2/01/2025		$692,000	$694,203
Hammerson PLC, 2%, 7/01/2022	EUR	300,000	342,136
Simon Property Group, Inc., REIT, 10.35%, 4/01/2019		$900,000	1,069,013

			$2,105,352
Restaurants - 0.3%
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, 5.25%, 6/01/2026 (n)		$740,000	$771,450
McDonald’s Corp., 4.875%, 12/09/2045		480,000	537,372

			$1,308,822
Retailers - 1.6%
Best Buy Co., Inc., 5.5%, 3/15/2021		$734,000	$811,070
Dollar Tree, Inc., 5.75%, 3/01/2023		1,350,000	1,437,750
DriveTime Automotive Group, Inc./DT Acceptance Corp., 8%, 6/01/2021 (n)		735,000	701,925
Hanesbrands Finance Luxembourg S.C.A., 3.5%, 6/15/2024 (z)	EUR	200,000	230,067
Hanesbrands, Inc., 4.875%, 5/15/2026 (n)		$600,000	610,500
Home Depot, Inc., 2.625%, 6/01/2022		585,000	603,840
Home Depot, Inc., 3%, 4/01/2026		475,000	492,890
Home Depot, Inc., 4.875%, 2/15/2044		378,000	447,314
Neiman Marcus Group Ltd., 8%, 10/15/2021 (n)		285,000	235,125
Rite Aid Corp., 9.25%, 3/15/2020		320,000	336,800
Rite Aid Corp., 6.75%, 6/15/2021		265,000	278,250
Rite Aid Corp., 6.125%, 4/01/2023 (n)		700,000	738,500
S.A.C.I. Falabella, 4.375%, 1/27/2025 (n)		389,000	414,916
Sally Beauty Holdings, Inc., 5.625%, 12/01/2025		550,000	587,125

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Retailers - continued
Wesfarmers Ltd., 1.874%, 3/20/2018 (n)		$156,000	$156,497

			$8,082,569
Specialty Chemicals - 0.8%
Chemtura Corp., 5.75%, 7/15/2021		$1,430,000	$1,489,881
Ecolab, Inc., 2.625%, 7/08/2025	EUR	175,000	217,608
Mexichem S.A.B. de C.V., 5.875%, 9/17/2044 (n)		$540,000	523,854
Univar USA, Inc., 6.75%, 7/15/2023 (n)		1,555,000	1,609,425

			$3,840,768
Specialty Stores - 0.7%
Argos Merger Sub, Inc., 7.125%, 3/15/2023 (n)		$1,300,000	$1,360,125
Group 1 Automotive, Inc., 5%, 6/01/2022		1,050,000	1,047,375
Michaels Stores, Inc., 5.875%, 12/15/2020 (n)		820,000	843,575
Rallye S.A., 4.25%, 3/11/2019	EUR	300,000	327,619

			$3,578,694
Supermarkets - 0.3%
Albertsons Cos. LLC/Safeway, Inc., 6.625%, 6/15/2024 (n)		$880,000	$913,000
Loblaw Cos. Ltd., 4.86%, 9/12/2023	CAD	421,000	359,437
William Morrison Supermarkets PLC, 3.5%, 7/27/2026	GBP	150,000	188,800

			$1,461,237
Supranational - 0.3%
International Bank for Reconstruction and Development, 2.8%, 1/13/2021	AUD	270,000	$209,313
International Bank for Reconstruction and Development, 4.25%, 6/24/2025	AUD	405,000	343,943
International Finance Corp., 3.25%, 7/22/2019	AUD	585,000	458,468
West African Development Bank, 5.5%, 5/06/2021 (n)		$543,000	575,254

			$1,586,978
Telecommunications - Wireless - 3.7%
Altice Luxembourg S.A., 7.75%, 5/15/2022 (n)		$585,000	$610,959
Altice Luxembourg S.A., 7.625%, 2/15/2025 (n)		725,000	754,000
America Movil S.A.B. de C.V., 1.5%, 3/10/2024	EUR	420,000	475,526
American Tower Corp., REIT, 3.5%, 1/31/2023		$743,000	767,914
American Tower Corp., REIT, 4%, 6/01/2025		514,000	540,109
Cellnex Telecom S.A.U., 3.125%, 7/27/2022	EUR	300,000	351,694
Crown Castle International Corp., 3.7%, 6/15/2026		$232,000	237,625
Digicel Group Ltd., 8.25%, 9/30/2020 (n)		615,000	544,275
Digicel Group Ltd., 6%, 4/15/2021 (n)		1,279,000	1,144,321
Digicel Group Ltd., 7.125%, 4/01/2022 (n)		756,000	598,903
Digicel Group Ltd., 6.75%, 3/01/2023 (n)		1,338,000	1,200,454

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Digicel Group Ltd., 6.75%, 3/01/2023		$253,000	$226,992
Millicom International Cellular S.A., 6.625%, 10/15/2021 (n)		412,000	431,076
SBA Tower Trust, 2.898%, 10/15/2044 (n)		439,000	446,515
Sprint Capital Corp., 6.875%, 11/15/2028		1,210,000	1,113,200
Sprint Corp., 7.875%, 9/15/2023		1,470,000	1,455,300
Sprint Corp., 7.125%, 6/15/2024		1,230,000	1,156,200
Sprint Nextel Corp., 9%, 11/15/2018 (n)		470,000	517,000
Sprint Nextel Corp., 6%, 11/15/2022		750,000	698,910
T-Mobile USA, Inc., 6.125%, 1/15/2022		145,000	152,975
T-Mobile USA, Inc., 6.5%, 1/15/2024		405,000	433,350
T-Mobile USA, Inc., 6.464%, 4/28/2019		395,000	401,419
T-Mobile USA, Inc., 6.25%, 4/01/2021		1,675,000	1,744,094
T-Mobile USA, Inc., 6.633%, 4/28/2021		540,000	566,325
T-Mobile USA, Inc., 6%, 4/15/2024		759,000	807,386
T-Mobile USA, Inc., 6.5%, 1/15/2026		800,000	876,960
VimpelCom Ltd., 5.95%, 2/13/2023 (n)		255,000	262,013

			$18,515,495
Telephone Services - 0.4%
Level 3 Financing, Inc., 5.375%, 1/15/2024		$390,000	$397,800
Level 3 Financing, Inc., 5.375%, 5/01/2025		1,170,000	1,187,550
TELUS Corp., 5.05%, 7/23/2020	CAD	425,000	353,048

			$1,938,398
Tobacco - 0.4%
Imperial Tobacco Finance PLC, 4.25%, 7/21/2025 (n)		$742,000	$799,713
Philip Morris International, Inc., 4.875%, 11/15/2043		356,000	403,515
Reynolds American, Inc., 8.125%, 6/23/2019		257,000	298,851
Reynolds American, Inc., 3.25%, 6/12/2020		69,000	72,051
Reynolds American, Inc., 4.45%, 6/12/2025		169,000	185,510
Reynolds American, Inc., 5.7%, 8/15/2035		202,000	244,236

			$2,003,876
Transportation - Services - 0.7%
Compagnie Financial et Indus Unternehmensanleihe, 0.75%, 9/09/2028	EUR	400,000	$425,960
Delhi International Airport, 6.125%, 10/31/2026 (z)		$200,000	205,114
Heathrow Funding Ltd., 4.625%, 10/31/2048	GBP	200,000	316,228
Navios Maritime Acquisition Corp., 8.125%, 11/15/2021 (n)		$946,000	714,230
Navios Maritime Holding, Inc., 7.375%, 1/15/2022 (n)		1,270,000	660,400
Navios South American Logistics, Inc./Navios Logistics Finance (U.S.), Inc., 7.25%, 5/01/2022		180,000	142,200
Stagecoach Group PLC, 4%, 9/29/2025	GBP	450,000	598,147
Syncreon Group BV/Syncre, 8.625%, 11/01/2021 (n)		$585,000	432,900

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Transportation - Services - continued
Ultrapetrol (Bahamas) Ltd., 8.875%, 6/15/2021 (a)(d)		$246,000	$46,740

			$3,541,919
U.S. Government Agencies and Equivalents - 4.3%
Fannie Mae, 1.125%, 4/27/2017		$10,877,000	$10,908,891
Freddie Mac, 0.875%, 2/22/2017		10,902,000	10,917,306

			$21,826,197
U.S. Treasury Obligations - 2.7%
U.S. Treasury Bonds, 3.125%, 11/15/2041 (f)		$12,069,000	$13,421,573

Utilities - Electric Power - 3.1%
Calpine Corp., 5.5%, 2/01/2024		$920,000	$897,000
Calpine Corp., 5.75%, 1/15/2025		730,000	709,925
CMS Energy Corp., 5.05%, 3/15/2022		500,000	565,504
Covanta Holding Corp., 7.25%, 12/01/2020		1,815,000	1,862,644
Covanta Holding Corp., 6.375%, 10/01/2022		320,000	325,600
Covanta Holding Corp., 5.875%, 3/01/2024		595,000	584,588
Dynegy, Inc., 7.375%, 11/01/2022		1,590,000	1,533,356
Dynegy, Inc., 8%, 1/15/2025 (z)		255,000	246,075
E.ON International Finance B.V., 6.375%, 6/07/2032	GBP	200,000	344,455
EDP Finance B.V., 5.25%, 1/14/2021 (n)		$200,000	215,056
Emera U.S. Finance LP, 2.7%, 6/15/2021 (n)		142,000	144,516
Emera U.S. Finance LP, 3.55%, 6/15/2026 (n)		162,000	165,465
Empresa de Energia de Bogota S.A., 6.125%, 11/10/2021 (n)		303,000	311,711
Enel S.p.A., 8.75% to 9/24/2023, FRN to 9/24/2073 (n)		500,000	583,500
Enel S.p.A., 6.625% to 9/15/2021, FRN to 9/15/2076	GBP	230,000	302,972
Energias de Portugal S.A., 5.375%, 9/16/2075	EUR	500,000	576,044
Engie Energia Chile S.A., 4.5%, 1/29/2025 (n)		$609,000	640,992
Greenko Dutch B.V., 8%, 8/01/2019 (n)		410,000	437,927
Innogy Finance B.V., 4.75%, 1/31/2034	GBP	200,000	280,941
NRG Energy, Inc., 6.625%, 3/15/2023		$1,530,000	1,526,175
NRG Energy, Inc., 7.25%, 5/15/2026 (n)		335,000	329,610
PPL Capital Funding, Inc., 3.1%, 5/15/2026		561,000	563,119
PPL Capital Funding, Inc., 5%, 3/15/2044		270,000	300,428
PPL WEM Holdings PLC, 5.375%, 5/01/2021 (n)		183,000	201,885
Southern Co., 2.95%, 7/01/2023		333,000	342,335
Southern Co., 4.4%, 7/01/2046		502,000	530,173
Transelec S.A., 4.25%, 1/14/2025 (n)		535,000	564,764
Waterford 3 Funding Corp., 8.09%, 1/02/2017		654,102	654,057

			$15,740,817
Utilities - Gas - 0.1%
Transport de Gas Peru, 4.25%, 4/30/2028 (n)		$387,000	$403,835
Total Bonds (Identified Cost, $565,941,504)			$569,227,791

Portfolio of Investments – continued

Floating Rate Loans (g)(r) - 1.9%
Issuer	Shares/Par	Value ($)
Aerospace - 0.1%
TransDigm, Inc., Term Loan C, 3.75%, 2/28/2020	$580,012	$578,724

Broadcasting - 0.1%
Nexstar Broadcasting, Inc., Term Loan B, 3%, 9/23/2023 (o)	$359,788	$361,073

Building - 0.2%
ABC Supply Co., Inc., Term Loan, 3.5%, 4/16/2020	$961,019	$963,094
HD Supply, Inc., Term Loan B, 3.75%, 8/13/2021	383,432	384,230

		$1,347,324
Chemicals - 0.1%
GCP Applied Technologies, Inc., Term Loan B, 4%, 2/03/2022 (o)	$316,154	$318,130

Computer Software - Systems - 0.1%
CDW LLC, Term Loan B, 3%, 8/17/2023	$383,439	$384,466
Sabre, Inc., Term Loan B, 4%, 2/19/2019 (o)	293,900	294,792

		$679,258
Conglomerates - 0.1%
Entegris, Inc., Term Loan B, 3.5%, 4/30/2021	$550,255	$552,777

Consumer Products - 0.1%
Spectrum Brands, Inc., Term Loan, 3.5%, 6/23/2022 (o)	$293,900	$295,223

Entertainment - 0.1%
Cedar Fair LP, Term Loan B, 3.25%, 3/06/2020	$358,762	$359,771
Six Flags Theme Parks, Inc., Term Loan B, 3.25%, 6/30/2022 (o)	293,900	294,635

		$654,406
Food & Beverages - 0.1%
Pinnacle Foods Finance LLC, Term Loan I, 2.75%, 1/13/2023 (o)	$293,162	$295,131

Gaming & Lodging - 0.1%
Hilton Worldwide Finance LLC, Term Loan B1, 3.5%, 10/25/2020	$692,355	$694,457

Medical & Health Technology & Services - 0.1%
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021	$697,505	$697,505

Printing & Publishing - 0.1%
CBS Outdoor Americas Capital LLC, Term Loan B, 3%, 1/31/2021	$488,366	$487,959

Retailers - 0.1%
Rite Aid Corp., Second Lien Term Loan, 4.87%, 6/21/2021	$328,597	$329,172

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Floating Rate Loans (g)(r) - continued
Telephone Services - 0.1%
Level 3 Financing, Inc., Term Loan B, 4%, 1/15/2020	$352,300	$353,841

Transportation - Services - 0.2%
Commercial Barge Line Co., First Lien Term Loan, 9.75%, 11/12/2020	$1,352,483	$1,306,837

Utilities - Electric Power - 0.2%
Calpine Construction Finance Co. LP, Term Loan B1, 3%, 5/03/2020	$908,231	$900,852
Total Floating Rate Loans (Identified Cost, $9,846,526)		$9,852,669

Money Market Funds - 3.8%
MFS Institutional Money Market Portfolio, 0.44% (v) (Identified Cost, $19,203,537)	19,203,537	$19,203,537
Total Investments (Identified Cost, $594,991,567)		$598,283,997

Other Assets, Less Liabilities - (18.6)%		(93,953,388)
Net Assets - 100.0%		$504,330,609

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(g)	The rate shown represents a weighted average coupon rate on settled positions at period end, unless otherwise indicated.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $171,764,286, representing 34.1% of net assets.
(o)	All or a portion of this position has not settled. Upon settlement date, interest rates for unsettled amounts will be determined. The rate shown, if any, represents the weighted average coupon rate for settled amounts.
(p)	Payment-in-kind security for which interest income may be received in additional securities and/or cash. During the period, no interest income was received in additional securities and/or cash.
(q)	Interest received was less than stated coupon rate.
(r)	Remaining maturities of floating rate loans may be less than stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. Floating rate loans generally have rates of interest which are determined periodically by reference to a base lending rate plus a premium.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

Portfolio of Investments – continued

(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
AMC Entertainment Holdings, Inc., 5.875%, 11/15/2026	10/28/16	$190,000	$190,713
Alliance Data Systems Corp., 5.875%, 11/01/2021	10/24/16-10/25/16	887,246	891,638
Atrium CDO Corp., FRN, 1.42%, 11/16/2022	2/03/16-2/04/16	1,536,634	1,540,561
Bayview Financial Revolving Mortgage Loan Trust, FRN, 2.123%, 12/28/2040	3/01/06	1,873,963	1,387,464
CBS Radio, Inc., 7.25%, 11/01/2024	10/07/16-10/25/16	456,535	462,244
Crown European Holdings S.A., 3.375%, 5/15/2025	4/28/15	713,278	731,590
Delhi International Airport, 6.125%, 10/31/2026	10/20/16	200,000	205,114
Dryden Senior Loan Fund, 2014-31A, “C”, CLO, FRN, 3.731%, 4/18/2026	1/29/16	1,645,712	1,747,654
Dynegy, Inc., 8%, 1/15/2025	10/05/16-10/06/16	255,945	246,075
Falcon Franchise Loan LLC, FRN, 441.768%, 1/05/2025	1/29/03	1,209	2,873
First Union National Bank Commercial Mortgage Trust, FRN, 2.187%, 1/12/2043	12/11/03	449	532
Gulfport Energy Corp., 6%, 10/15/2024	10/06/16-10/21/16	735,544	733,500
Hanesbrands Finance Luxembourg S.C.A., 3.5%, 6/15/2024	5/19/16	223,940	230,067
Kingdom of Saudi Arabia, 4.5%, 10/26/2046	10/19/16	203,872	204,620
Liberty Mutual Group, Inc., 2.75%, 5/04/2026	4/26/16	134,512	138,549
LifePoint Health, Inc., 5.375%, 5/01/2024	10/24/16-10/27/16	514,634	506,838
Loomis, Sayles & Co., CLO, “A1”, FRN, 2.41%, 10/15/2027	7/27/16	2,487,763	2,493,032
Morgan Stanley Capital I, Inc., FRN, 1.477%, 4/28/2039	7/20/04	33,771	10,787
Netflix, Inc., 4.375%, 11/15/2026	10/24/16	480,000	472,200
Petroleos Mexicanos, 6.75%, 9/21/2047	10/06/14	174,975	159,591
Republic of Indonesia, 2.875%, 7/08/2021	7/02/14	509,654	437,961
Spectrum Brands, Inc., 4%, 10/01/2026	9/14/16	314,972	315,728
Total Restricted Securities			$13,109,331
% of Net assets			2.6%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and the current rate may not be the rate reported at period end.

Portfolio of Investments – continued

PLC	Public Limited Company
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	British Pound
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	Korean Won
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

Derivative Contracts at 10/31/16

Forward Foreign Currency Exchange Contracts at 10/31/16

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Asset Derivatives
SELL	AUD	UBS AG	1,360,795	12/09/16	$1,040,423	$1,034,166	$6,257
SELL	CAD	Merrill Lynch International	2,618,168	12/09/16	1,985,190	1,952,486	32,704
SELL	CHF	UBS AG	205,919	12/09/16	213,021	208,511	4,510
BUY	EUR	Citibank N.A.	1,083,152	12/09/16	1,190,379	1,190,912	533
BUY	EUR	Goldman Sachs International	647,222	12/09/16	705,929	711,613	5,684
SELL	EUR	Deutsche Bank AG	9,002,755	12/15/16	10,133,096	9,901,639	231,457
SELL	EUR	Goldman Sachs International	17,052,697	12/09/16	19,167,424	18,749,227	418,197
SELL	GBP	Brown Brothers Harriman	124,664	12/09/16	160,270	152,710	7,560
SELL	GBP	Merrill Lynch International	5,624,269	12/09/16	7,320,970	6,889,614	431,356
SELL	JPY	Goldman Sachs International	58,086,239	12/09/16	580,854	554,639	26,215
SELL	JPY	JPMorgan Chase Bank N.A.	7,141,000	12/09/16	71,377	68,186	3,191
SELL	NOK	Deutsche Bank AG	445,710	12/09/16	54,664	53,948	716
BUY	ZAR	JPMorgan Chase Bank N.A.	1,099,000	12/09/16	80,584	80,905	321

							$1,168,701

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts at 10/31/16 - continued

Type	Currency	Counter- party	Contracts to Deliver/ Receive	Settlement Date Range	In Exchange For	Contracts at Value	Net Unrealized Appreciation (Depreciation)
Liability Derivatives
BUY	DKK	Barclays Bank PLC	11,054	12/09/16	$1,666	$1,634	$(32)
BUY	EUR	Citibank N.A.	500,000	12/09/16	553,427	549,744	(3,683)
BUY	EUR	Goldman Sachs International	216,264	12/09/16	239,693	237,780	(1,913)
BUY	EUR	JPMorgan Chase Bank N.A.	332,804	12/09/16	368,557	365,913	(2,644)
BUY	EUR	UBS AG	292,595	12/09/16	322,937	321,704	(1,233)
SELL	EUR	Barclays Bank PLC	92,000	12/09/16	100,258	101,153	(895)
SELL	EUR	Brown Brothers Harriman	392,668	12/09/16	430,149	431,733	(1,584)
SELL	EUR	Citibank N.A.	236,906	12/09/16	260,299	260,476	(177)
SELL	EUR	Goldman Sachs International	342,439	12/09/16	374,256	376,508	(2,252)
BUY	GBP	Brown Brothers Harriman	157,188	12/09/16	200,773	192,552	(8,221)
SELL	GBP	Citibank N.A.	279,000	12/09/16	340,954	341,770	(816)
BUY	HKD	Deutsche Bank AG	19,818,000	12/09/16	2,557,519	2,555,881	(1,638)
BUY	KRW	Deutsche Bank AG	112,535,000	11/21/16	100,427	98,341	(2,086)
SELL	MXN	JPMorgan Chase Bank N.A.	32,899,000	12/09/16	1,679,223	1,733,623	(54,400)
BUY	NZD	Westpac Banking Corp.	47,000	12/09/16	34,208	33,561	(647)
BUY	SEK	Goldman Sachs International	54,272	12/09/16	6,314	6,019	(295)
BUY	SGD	JPMorgan Chase Bank N.A.	102,000	12/09/16	75,060	73,335	(1,725)

							$(84,241)

Futures Contracts at 10/31/16

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 10 yr (Short)	USD	477	$61,831,125	December - 2016	$763,311
U.S. Treasury Bond 30 yr (Short)	USD	5	813,594	December - 2016	40,333

					$803,644

At October 31, 2016, the fund had liquid securities with an aggregate value of $745,087 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/16

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments
Non-affiliated issuers, at value (identified cost, $575,788,030)	$579,080,460
Underlying affiliated funds, at value (identified cost, $19,203,537)	19,203,537
Total investments, at value (identified cost, $594,991,567)	$598,283,997
Cash	295,086
Foreign currency, at value (identified cost, $12,095)	12,140
Receivables for
Forward foreign currency exchange contracts	1,168,701
Investments sold	8,931,986
Interest	6,865,116
Other assets	37,808
Total assets	$615,594,834
Liabilities
Notes payable	$100,000,000
Payables for
Distributions	216,414
Forward foreign currency exchange contracts	84,241
Daily variation margin on open futures contracts	39,921
Investments purchased	9,453,065
Capital shares reacquired	789,473
Payable to affiliates
Investment adviser	40,392
Transfer agent and dividend disbursing costs	3,243
Payable for independent Trustees’ compensation	138,065
Accrued interest expense	91,276
Deferred country tax expense payable	208,283
Accrued expenses and other liabilities	199,852
Total liabilities	$111,264,225
Net assets	$504,330,609
Net assets consist of
Paid-in capital	$524,372,018
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $92,460 deferred country tax)	5,066,180
Accumulated net realized gain (loss) on investments and foreign currency	(22,862,624)
Accumulated distributions in excess of net investment income	(2,244,965)
Net assets	$504,330,609
Shares of beneficial interest outstanding	74,906,772
Net asset value per share (net assets of $504,330,609 / 74,906,772 shares of beneficial interest outstanding)	$6.73

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/16

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$30,951,604
Dividends	108,371
Dividends from underlying affiliated funds	44,191
Total investment income	$31,104,166
Expenses
Management fee	$3,451,386
Transfer agent and dividend disbursing costs	123,113
Administrative services fee	87,035
Independent Trustees’ compensation	82,219
Custodian fee	61,946
Interest expense	1,161,753
Shareholder communications	189,201
Audit and tax fees	77,600
Legal fees	84,851
Stock exchange fee	74,459
Miscellaneous	101,160
Total expenses	$5,494,723
Net investment income	$25,609,443
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments:
Non-affiliated issuers (net of $26,665 country tax)	$(13,439,635)
Underlying affiliated funds	309
Futures contracts	(2,867,008)
Foreign currency	1,647,828
Net realized gain (loss) on investments and foreign currency	$(14,658,506)
Change in unrealized appreciation (depreciation)
Investments (net of $47,267 increase in deferred country tax)	$24,440,027
Futures contracts	1,061,248
Translation of assets and liabilities in foreign currencies	441,527
Net unrealized gain (loss) on investments and foreign currency translation	$25,942,802
Net realized and unrealized gain (loss) on investments and foreign currency	$11,284,296
Change in net assets from operations	$36,893,739

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 10/31
	2016	2015
Change in net assets
From operations
Net investment income	$25,609,443	$27,442,725
Net realized gain (loss) on investments and foreign currency	(14,658,506)	609,813
Net unrealized gain (loss) on investments and foreign currency translation	25,942,802	(33,486,820)
Change in net assets from operations	$36,893,739	$(5,434,282)
Distributions declared to shareholders
From net investment income	$(27,771,838)	$(35,102,035)
From net realized gain on investments	—	(6,309,761)
From tax return of capital	(12,123,127)	(2,422,869)
Total distributions declared to shareholders	$(39,894,965)	$(43,834,665)
Change in net assets from fund share transactions	$(7,763,384)	$(6,089,460)
Total change in net assets	$(10,764,610)	$(55,358,407)
Net assets
At beginning of period	515,095,219	570,453,626
At end of period (including accumulated distributions in excess of net investment income of $2,244,965 and $1,671,613, respectively)	$504,330,609	$515,095,219

See Notes to Financial Statements

Financial Statements

STATEMENT OF CASH FLOWS

Year ended 10/31/16

This statement provides a summary of cash flows from investment activity for the fund.

Cash flows from operating activities:
Change in net assets from operations	$36,893,739
Adjustments to reconcile change in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(236,471,846)
Proceeds from disposition of investment securities	250,880,348
Proceeds from disposition of short-term investments, net	5,547,451
Realized gain/loss on investments	13,507,136
Unrealized appreciation/depreciation on investments	(24,487,294)
Unrealized appreciation/depreciation on foreign currency contracts	(457,306)
Net amortization/accretion of income	721,763
Decrease in interest and dividends receivable	947,480
Increase in accrued expenses and other liabilities	1,334
Increase in payable for daily variation margin on open futures contracts	1,101
Decrease in other assets	3,797
Increase in interest payable	9,476
Net cash provided by operating activities	$47,097,179
Cash flows from financing activities:
Distributions paid in cash	(39,896,286)
Repurchase of shares of beneficial interest	(6,973,911)
Net cash used by financing activities	$(46,870,197)
Net increase in cash	$226,982
Cash:
Beginning of period	$80,244
End of period (including foreign currency of $12,140)	$307,226

Supplemental disclosure of cash flow information:

Cash paid during the year ended October 31, 2016 for interest was $1,152,254.

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 10/31
	2016	2015	2014	2013	2012
Net asset value, beginning of period	$6.76	$7.39	$7.50	$7.65	$7.20
Income (loss) from investment operations
Net investment income (d)	$0.34	$0.36	$0.39	$0.44	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	0.15	(0.43)	0.04	(0.13)	0.49
Total from investment operations	$0.49	$(0.07)	$0.43	$0.31	$0.96
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.46)	$(0.42)	$(0.46)	$(0.51)
From net realized gain on investments	—	(0.08)	(0.13)	—	—
From tax return of capital	(0.16)	(0.03)	—	—	—
Total distributions declared to shareholders	$(0.53)	$(0.57)	$(0.55)	$(0.46)	$(0.51)
Net increase from repurchase of capital shares	$0.01	$0.01	$0.01	$0.00 (w)	$—
Net asset value, end of period (x)	$6.73	$6.76	$7.39	$7.50	$7.65
Market value, end of period	$5.97	$5.94	$6.37	$6.59	$7.31
Total return at market value (%)	9.93	2.18	5.09	(3.73)	17.56
Total return at net asset value (%) (j)(r)(s)(x)	8.89	0.24	7.13	4.69	14.15
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	0.98	0.98	1.02	1.10
Expenses after expense reductions (f)	N/A	N/A	0.98	1.02	1.10
Net investment income	5.13	5.05	5.32	5.75	6.39
Portfolio turnover	36	47	46	65	48
Net assets at end of period (000 omitted)	$504,331	$515,095	$570,454	$586,296	$599,972
Supplemental Ratios (%):
Ratio of expenses to average net assets after expense reductions and excluding interest expense (f)	0.87	0.82	0.83	0.86	0.91
Senior Securities:
Total notes payable outstanding (000 omitted)	$100,000	$100,000	$100,000	$100,000	$100,000
Asset coverage per $1,000 of indebtedness (k)	$6,043	$6,151	$6,705	$6,863	$7,000

Financial Highlights – continued

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(k)	Calculated by subtracting the fund’s total liabilities (not including notes payable) from the fund’s total assets and dividing this number by the notes payable outstanding and then multiplying by 1,000.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)	The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Multimarket Income Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment. The markets of emerging markets countries are generally more volatile than the markets of developed countries with more mature economies. All of the risks of investing in foreign securities previously described are heightened when investing in emerging markets countries.

In October 2016, the Securities and Exchange Commission (SEC) released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impacts of the Rule, management believes that many of the Regulation S-X amendments are consistent with the fund’s current financial statement presentation and expects that the fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to

Notes to Financial Statements – continued

which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the

Notes to Financial Statements – continued

security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2016 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$35,247,770	$—	$35,247,770
Non-U.S. Sovereign Debt	—	67,368,064	—	67,368,064
U.S. Corporate Bonds	—	321,960,768	—	321,960,768
Residential Mortgage-Backed Securities	—	23,385,563	—	23,385,563
Commercial Mortgage-Backed Securities	—	12,853,147	—	12,853,147
Asset-Backed Securities (including CDOs)	—	13,214,317	—	13,214,317
Foreign Bonds	—	95,198,162	—	95,198,162
Floating Rate Loans	—	9,852,669	—	9,852,669
Mutual Funds	19,203,537	—	—	19,203,537
Total Investments	$19,203,537	$579,080,460	$—	$598,283,997

Other Financial Instruments
Futures Contracts	$803,644	$—	$—	$803,644
Forward Foreign Currency Exchange Contracts	—	1,084,460	—	1,084,460

For further information regarding security characteristics, see the Portfolio of Investments.

Notes to Financial Statements – continued

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Foreign Bonds
Balance as of 10/31/15	$270,914
Realized gain (loss)	(347,180)
Change in unrealized appreciation (depreciation)	117,420
Sales	(41,154)
Balance as of 10/31/16	$—

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and forward foreign currency exchange contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2016 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$803,644	$—
Foreign Exchange	Forward Foreign Currency Exchange	1,168,701	(84,241)
Total		$1,972,345	$(84,241)

Notes to Financial Statements – continued

(a)	The value of futures contracts includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Foreign Currency
Interest Rate	$(2,867,008)	$—
Foreign Exchange	—	1,679,148
Total	$(2,867,008)	$1,679,148

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended October 31, 2016 as reported in the Statement of Operations:

Risk	Futures Contracts	Translation of Assets and Liabilities in Foreign Currencies
Interest Rate	$1,061,248	$—
Foreign Exchange	—	457,306
Total	$1,061,248	$457,306

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. Margin requirements are set by the clearing broker and the clearing house for cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options) while collateral terms are contract specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options). For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated to cover the fund’s collateral or margin obligations

Notes to Financial Statements – continued

under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as “Restricted cash” or “Deposits with brokers.” Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Interest expense” in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on foreign currency.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked

Notes to Financial Statements – continued

Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Statement of Cash Flows – Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount included within the fund’s Statement of Assets and Liabilities and includes cash on hand at its custodian bank and does not include any short-term investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in

Notes to Financial Statements – continued

realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and that value may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

To mitigate this risk of loss on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and one amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on

Notes to Financial Statements – continued

the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 8.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital or, to the extent the fund has long-term gains, distributions of current year long-term gains may be recharacterized as ordinary income. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions from other sources, in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to defaulted bonds, amortization and accretion of debt securities, straddle loss deferrals, and derivative transactions.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	10/31/16	10/31/15
Ordinary income (including any short-term capital gains)	$27,771,838	$35,408,419
Long-term capital gains	—	6,003,377
Tax return of capital (b)	12,123,127	2,422,869
Total distributions	$39,894,965	$43,834,665

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/16
Cost of investments	$598,529,664
Gross appreciation	19,385,947
Gross depreciation	(19,631,614)
Net unrealized appreciation (depreciation)	$(245,667)
Capital loss carryforwards	(17,974,240)
Other temporary differences	(1,821,502)

As of October 31, 2016, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(4,844,321)
Long-Term	(13,129,919)
Total	$(17,974,240)

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.34% of the fund’s average daily net assets and 5.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. The management fee, from net assets and gross income, incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2016, these fees paid to MFSC amounted to $37,507.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2016 was equivalent to an annual effective rate of 0.0174% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $7,303 and the Retirement Deferral plan resulted in an expense of $8,707. Both amounts are included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended October 31, 2016. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $104,156 at October 31, 2016, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Deferred Trustee Compensation – Under a Deferred Compensation Plan (the “Plan”), independent Trustees previously were allowed to elect to defer receipt of all or a portion of their annual compensation. Effective January 1, 2005, the Board elected to no longer allow Trustees to defer receipt of future compensation under the Plan. Amounts deferred under the Plan are invested in shares of certain MFS Funds selected by the independent Trustees as notional investments. Deferred amounts represent an unsecured obligation of the fund until distributed in accordance with the Plan. Included in “Other assets” and “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities is $25,521 of deferred Trustees’ compensation. There is no current year expense associated with the Plan.

Other – This fund and certain other funds managed by MFS (the funds) have entered into a service agreement (the ISO Agreement) which provides for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino serves as the ISO and is an officer of the funds and the sole member of Tarantino LLC. The funds can terminate the ISO Agreement with Tarantino LLC at any time under the terms of the ISO Agreement. For the year ended October 31, 2016, the fee paid by the fund under this agreement was $1,080 and is included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS.

The fund is permitted to engage in purchase and sale transactions (“cross-trades”) with funds and accounts for which MFS serves as investment adviser or sub-adviser pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. Under this policy, cross-trades are effected at current market

Notes to Financial Statements – continued

prices with no remuneration paid in connection with the transaction. During the year ended October 31, 2016, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $953,607 and $2,155,541, respectively. The sales transactions resulted in net realized gains (losses) of $146,487.

(4) Portfolio Securities

For the year ended October 31, 2016, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$21,739,309	$25,580,410
Investments (non-U.S. Government securities)	$185,461,480	$201,412,778

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased and retired 1,337,946 shares of beneficial interest during the year ended October 31, 2016 at an average price per share of $5.80 and a weighted average discount of 11.77% per share. The fund repurchased and retired 986,144 shares of beneficial interest during the year ended October 31, 2015 at an average price per share of $6.18 and a weighted average discount of 11.85% per share. Transactions in fund shares were as follows:

	Year ended 10/31/16		Year ended 10/31/15
	Shares	Amount	Shares	Amount
Capital shares reacquired	(1,337,946)	$(7,763,384)	(986,144)	$(6,089,460)

(6) Loan Agreement

The fund has a credit agreement with a bank for a revolving secured line of credit that can be drawn upon up to $100,000,000. At October 31, 2016, the fund had outstanding borrowings under this agreement in the amount of $100,000,000, which are secured by a lien on the fund’s assets. The loan’s carrying value in the fund’s Statement of Assets and Liabilities approximates its fair value. The loan value as of the reporting date is considered level 2 under the fair value hierarchy. The credit agreement matures on August 19, 2017. Borrowings under the agreement can be made for liquidity or leverage purposes. Interest is charged at a rate per annum equal to LIBOR plus an agreed upon spread or an alternate rate, at the option of the borrower, stated as the greater of the daily one month LIBOR or the Overnight Federal Funds Rate each plus an agreed upon spread. The fund incurred interest expense of $1,160,384 during the period, which is included in “Interest” expense in the Statement of Operations. In addition, the fund incurred an up-front fee equal to $50,000 during the period, which is included in “Miscellaneous” expense in the Statement of Operations. The fund may also be charged a commitment fee based on the average daily unused portion of the line of credit. The fund did not incur a commitment fee during the period. For the year ended October 31, 2016, the average loan balance was $100,000,000 at a weighted average annual interest rate of 1.14%. The fund is subject to certain covenants including, but not limited to, requirements with respect to asset coverage, portfolio diversification and liquidity.

Notes to Financial Statements – continued

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	24,750,988	114,182,062	(119,729,513)	19,203,537

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$309	$—	$44,191	$19,203,537

(8) Legal Proceedings

In May 2015, the Motors Liquidation Company Avoidance Action Trust (hereafter, “AAT”) served upon the fund a complaint in an adversary proceeding in the U.S. Bankruptcy Court for the Southern District of New York, captioned Motors Liquidation Company Avoidance Action Trust v. JPMorgan Chase Bank, N.A., et al. (No. 09-00504 (REG)). The complaint, which was originally filed in 2009 but not served on the fund until 2015, names as defendants over 500 entities (including the fund) that held an interest in a $1.5 billion General Motors (GM) term loan in 2009, when GM filed for bankruptcy. The AAT alleges that the fund and the other term loan lenders were improperly treated as secured lenders with respect to the term loan shortly before and immediately after GM’s bankruptcy, receiving full principal and interest payments under the loan. The AAT alleges that the fund and other term loan lenders should have been treated as unsecured (or partially unsecured) creditors because the main lien securing the collateral was allegedly not perfected at the time of GM’s bankruptcy due to an erroneous filing in October 2008 that terminated the financing statement perfecting the lien. The AAT seeks to claw back payments made to the fund and the other term loan lenders after, and during the 90 days before, GM’s June 2009 bankruptcy petition. During that time period, the fund received term loan payments of approximately $750,000. The fund cannot predict the outcome of this proceeding. Among other things, it is unclear whether the AAT’s claims will succeed; what the fund would be entitled to as an unsecured (or partially unsecured) creditor, given the existence of other collateral not impacted by the erroneous October 2008 filing; whether third parties responsible for the erroneous October 2008 filing would bear some or all of any liability; and the degree to which the fund may be entitled to indemnification from a third party for any amount required to be disgorged. The fund has and will continue to incur legal expenses associated with the defense of this action and in related claims against third parties.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of MFS Multimarket Income Trust:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Multimarket Income Trust (the Fund) as of October 31, 2016, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Multimarket Income Trust at October 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

December 19, 2016

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Multimarket Income Trust, which was held on October 6, 2016, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Maureen R. Goldfarb	53,644,488.566	9,359,987.064
Robert J. Manning	53,672,449.287	9,332,026.343
Maryanne L. Roepke	53,649,074.145	9,355,401.485
Laurie J. Thomsen	53,631,368.810	9,373,106.820

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2016, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 53)	Trustee	February 2004	2019	Massachusetts Financial Services Company, Co-Chairman, Chief Executive Officer and Director	N/A
Robin A. Stelmach (k) (age 55)	Trustee and President	January 2014	2018	Massachusetts Financial Services Company, Executive Vice President and Chief Operating Officer	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 74)	Trustee and Chair of Trustees	January 2004	2018	Private investor	Lincoln Electric Holdings, Inc., Director; Development Alternatives, Inc., Director/Non-Executive Chairman
Steven E. Buller (age 65)	Trustee	February 2014	2017	Chairman, Financial Accounting Standards Advisory Council (until 2015); Standing Advisory Group, Public Company Accounting Oversight Board, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A
Robert E. Butler (age 75)	Trustee	January 2006	2018	Consultant – investment company industry regulatory and compliance matters	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
Maureen R. Goldfarb (age 61)	Trustee	January 2009	2019	Private investor	N/A
William R. Gutow (age 75)	Trustee	December 1993	2017	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman (until 2014)
Michael Hegarty (age 71)	Trustee	December 2004	2017	Private investor	Rouse Properties Inc., Director; Capmark Financial Group Inc., Director (until 2015)
John P. Kavanaugh (age 62)	Trustee	January 2009	2017	Private investor	N/A
Maryanne L. Roepke (age 60)	Trustee	May 2014	2019	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A
Laurie J. Thomsen (age 59)	Trustee	March 2005	2019	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director
Robert W. Uek (age 75)	Trustee	January 2006	2017	Consultant to investment company industry	N/A
OFFICERS
Christopher R. Bohane (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 48)	Assistant Treasurer	January 2012	N/A	Massachusetts Financial Services Company, Vice President	N/A
Kristin V. Collins (k) (age 43)	Assistant Secretary and Assistant Clerk	September 2015	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 57)	Assistant Secretary and Assistant Clerk	September 2012	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 53)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 48)	Treasurer	July 2005	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A
Brian E. Langenfeld (k) (age 43)	Assistant Secretary and Assistant Clerk	June 2006	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan A. Pereira (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	N/A	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 45)	Assistant Treasurer	September 2012	N/A	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 64)	Secretary and Clerk	January 2006	N/A	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring (l)	Principal Occupations During the Past Five Years	Other Directorships (j)
Matthew A. Stowe (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2014	N/A	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Frank L. Tarantino (age 72)	Independent Senior Officer	June 2004	N/A	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2007	N/A	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Martin J. Wolin (k) (age 49)	Chief Compliance Officer	July 2015	N/A	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)	N/A
James O. Yost (k) (age 56)	Deputy Treasurer	September 1990	N/A	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds. Ms. Stelmach was appointed as President of the Funds as of October 1, 2014.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.
(l)	Under the terms of the Boards’ retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Trustees and Officers – continued

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal.

Messrs. Buller, Butler, Kavanaugh, Uek and Ms. Roepke are members of the Fund’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of December 1, 2016, the Trustees served as board members of 138 funds within the MFS Family of Funds.

Investment Adviser	Custodian
Massachusetts Financial Services Company	State Street Bank and Trust Company
111 Huntington Avenue Boston, MA 02199-7618	1 Lincoln Street Boston, MA 02111-2900
Portfolio Managers	Independent Registered Public Accounting Firm
Richard Hawkins	Ernst & Young LLP
William Adams	200 Clarendon Street
Ward Brown	Boston, MA 02116
David Cole
Pilar Gomez-Bravo
Robert Persons
Matt Ryan

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times over the course of three months beginning in May and ending in July, 2016 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by the MFS Funds’ Independent Senior Officer, a senior officer appointed by and reporting to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2015 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/objectives (the “Lipper performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge. (the “Broadridge expense group”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel

Board Review of Investment Advisory Agreement – continued

providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the performance of peer groups of funds over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Lipper performance universe over the three-year period ended December 31, 2015, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 12th out of a total of 20 funds in the Lipper performance universe for this three-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 11th out of a total of 24 funds for the one-year period and 11th out of a total of 18 funds for the five-year period ended December 31, 2015. Given the size of the Lipper performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Lipper performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the one-, three-, and five-year periods ended December 31, 2015 (one-year: -1.6% total return for the Fund versus -2.5% total return for the benchmark; three-year: 2.3% total return for the Fund versus 1.1% total return for the benchmark; five-year: 5.5% total return for the Fund versus 4.4% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions

Board Review of Investment Advisory Agreement – continued

regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of peer groups of funds based on information provided by Broadridge. The Trustees considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each lower than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated), or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

Board Review of Investment Advisory Agreement – continued

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees also considered benefits to MFS from the use of the Fund’s portfolio brokerage commissions, if applicable, to pay for investment research and various other factors. Additionally, the Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the Fund.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2016.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com (once you have selected “Individual Investor” as your role, click on “Individual Investor Home” in the top navigation and then select “Learn More About Proxy Voting” under the “I want to…” header on the left hand column of the page), or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “Market Commentary” and “Announcements” sub sections in the “Market Outlooks” section of mfs.com or by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

Additional information about the fund (e.g. performance, dividends and the fund’s price history) is also available by clicking on the fund’s name under “Closed-End Funds” in the “Products” section of mfs.com.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2016 income tax forms in January 2017.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 43078

Providence, RI 02940-3078

New York Stock Exchange Symbol: MMT

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Butler, Kavanaugh and Uek and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2016 and 2015, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2016	2015
Fees billed by E&Y:
MFS Multimarket Income Trust	55,056	55,056

For the fiscal years ended October 31, 2016 and 2015, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS Multimarket Income Trust	11,027	11,027	10,303	10,269	1,292	1,028

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2016	2015	2016	2015	2016	2015
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Multimarket Income Trust*	1,612,499	920,675	0	0	116,023	99,446

	Aggregate Fees for Non-audit Services
	2016	2015
Fees Billed by E&Y:
To MFS Multimarket Income Trust, MFS and MFS Related Entities#	1,876,744	1,293,445

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, Robert E. Butler, John P. Kavanaugh, and Robert W. Uek and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES

February 1, 2016

Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS’ other subsidiaries that perform discretionary investment management activities (collectively, “MFS”) have adopted proxy voting policies and procedures, as set forth below (“MFS Proxy Voting Policies and Procedures”), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the “MFS Funds”). References to “clients” in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.

The MFS Proxy Voting Policies and Procedures include:

A.	Voting Guidelines;

B.	Administrative Procedures;

C	Records Retention; and

D.	Reports.

A.	VOTING GUIDELINES

1.	General Policy; Potential Conflicts of Interest

MFS’ policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in the interests of any other party or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.

MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.

As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.

MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS’ fiduciary obligation to vote proxies in the best long-term economic interest of its clients.

2.	MFS’ Policy on Specific Issues

Election of Directors

MFS believes that good governance should be based on a board with at least a simple majority of directors who are “independent” of management, and whose key committees (e.g., compensation, nominating, and audit committees) consist entirely of “independent” directors. While MFS generally supports the board’s nominees in uncontested or non-contentious elections, we will not support a nominee to a board of a U.S. issuer (or issuer listed on a U.S. exchange) if, as a result of such nominee being elected to the board, the board would consist of a simple majority of members who are not “independent” or, alternatively, the compensation, nominating (including instances in which the full board serves as the compensation or nominating committee) or audit committees would include members who are not “independent.”

MFS will also not support a nominee to a board if we can determine that he or she attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications. In addition, MFS may not support some or all nominees standing for re-election to a board if we can determine: (1) the board or its compensation committee has re-priced or exchanged underwater stock options since the last annual meeting of shareholders and without shareholder approval; (2) the board or relevant committee has not taken adequately responsive action to an issue that received majority support or opposition from shareholders; (3) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda, (including those related to net-operating loss carry-forwards); (4) the board or relevant committee has failed to adequately oversee risk by allowing the hedging and/or significant pledging of company shares by executives; or (5) there are governance concerns with a director or issuer.

MFS may not support certain board nominees of U.S. issuers under certain circumstances where MFS deems compensation to be egregious due to pay-for-performance issues and/or poor pay practices. Please see the section below titled “MFS’ Policy on Specific Issues - Advisory Votes on Executive Compensation” for further details.

MFS evaluates a contested or contentious election of directors on a case-by-case basis considering the long-term financial performance of the company relative to its industry, management’s track record, the qualifications of all nominees, and an evaluation of what each side is offering shareholders.

Majority Voting and Director Elections

MFS votes for reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections) (“Majority Vote Proposals”).

Classified Boards

MFS generally supports proposals to declassify a board (i.e.; a board in which only one-third of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

Proxy Access

MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, we support Proxy Access proposals at U.S. issuers that establish an ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. Companies should be mindful of imposing any undue impediments within its bylaws that may render Proxy Access impractical.

MFS analyzes all other proposals seeking Proxy Access on a case-by-case basis. In its analysis, MFS will consider the proposed ownership criteria for qualifying shareholders (such as ownership threshold and holding period) as well as the proponent’s rationale for seeking Proxy Access.

Stock Plans

MFS opposes stock option programs and restricted stock plans that provide unduly generous compensation for officers, directors or employees, or that could result in excessive dilution to other shareholders. As a general guideline, MFS votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential dilution, in the aggregate, of more than 15%. However, MFS will also vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year. In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote its shares on a case-by-case basis.

MFS also opposes stock option programs that allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval. MFS also votes against stock option programs for officers, employees or non-employee directors that do not require an investment by the optionee, that give “free rides” on the stock price, or that permit grants of stock options with an exercise price below fair market value on the date the options are granted. MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.

MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation

MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. However, MFS also recognizes that certain executive compensation practices can be “excessive” and not in the best, long-term economic interest of a company’s shareholders. We believe that the election of an issuer’s board of directors (as outlined above), votes on stock plans (as outlined above) and advisory votes on pay (as outlined below) are typically the most effective mechanisms to express our view on a company’s compensation practices.

MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain some flexibility to determine the appropriate pay package for executives. Although we support linking executive stock option grants to a company’s performance, MFS also opposes shareholder proposals that mandate a link of performance-based pay to a specific metric. MFS generally supports reasonably crafted shareholder proposals that (i) require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings unless the company already has adopted a satisfactory policy on the matter, (ii) expressly prohibit the backdating of stock options, and (iii) prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g.; single or modified single-trigger).

Advisory Votes on Executive Compensation

MFS will analyze advisory votes on executive compensation on a case-by-case basis. MFS will vote against an advisory vote on executive compensation if MFS determines that the issuer has adopted excessive executive compensation practices and will vote in favor of an advisory vote on executive compensation if MFS has not determined that the issuer has adopted excessive executive compensation practices. Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, unnecessary perquisites, or the potential reimbursement of excise taxes to an executive in regards to a severance package. In cases where MFS (i) votes against consecutive advisory pay votes, or (ii) determines that a particularly egregious excessive executive compensation practice has occurred, then MFS may also vote against certain or all board nominees. MFS may also vote against certain or all board nominees if an advisory pay vote for a U.S. issuer is not on the agenda, or the company has not implemented the advisory vote frequency supported by a plurality/ majority of shareholders.

MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

“Golden Parachutes”

From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will support an advisory vote on a severance package on a on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.

Shareholders of companies may also submit proxy proposals that would require shareholder approval of severance packages for executive officers that exceed certain predetermined thresholds. MFS votes in favor of such shareholder proposals when they would require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive.

Anti-Takeover Measures

In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.

MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills,” unless the company already has adopted a clearly satisfactory policy on the matter. MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” if we can determine that the following two conditions are met: (1) the “poison pill” allows MFS clients to hold an aggregate position of up to 15% of a company’s total voting securities (and of any class of voting securities); and (2) either (a) the “poison pill” has a term of not longer than five years, provided that MFS will consider voting in favor of the “poison pill” if the term does not exceed seven years and the “poison pill” is linked to a business strategy or purpose that MFS believes is likely to result in greater value for shareholders; or (b) the terms of the “poison pill” allow MFS clients the opportunity to accept a fairly structured and attractively priced tender offer (e.g. a “chewable poison pill” that automatically dissolves in the event of an all cash, all shares tender offer at a premium price). MFS will also consider on a case-by-case basis proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.

Proxy Contests

From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). Like all of our proxy votes, MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.

Reincorporation and Reorganization Proposals

When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is in the best long-term economic interests of its clients, then MFS may vote against management (e.g. the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Issuance of Stock

There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g. by approximately 10-15% as described above), MFS generally votes against the plan. In addition, MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted.

Repurchase Programs

MFS supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Cumulative Voting

MFS opposes proposals that seek to introduce cumulative voting and for proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

Written Consent and Special Meetings

The right to call a special meeting or act by written consent can be a powerful tool for shareholders. As such, MFS supports proposals requesting the right for shareholders who hold at least 10% of the issuer’s outstanding stock to call a special meeting. MFS also supports proposals requesting the right for shareholders to act by written consent.

Independent Auditors

MFS believes that the appointment of auditors for U.S. issuers is best left to the board of directors of the company and therefore supports the ratification of the board’s selection of an auditor for the company. Some shareholder groups have submitted proposals to limit the non-audit activities of a company’s audit firm or prohibit any non-audit services by a company’s auditors to that company. MFS opposes proposals recommending the prohibition or limitation of the performance of non-audit services by an auditor, and proposals recommending the removal of a company’s auditor due to the performance of non-audit work for the company by its auditor. MFS believes that the board, or its audit committee, should have the discretion to hire the company’s auditor for specific pieces of non-audit work in the limited situations permitted under current law.

Other Business

MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.

Adjourn Shareholder Meeting

MFS generally supports proposals to adjourn a shareholder meeting if we support the other ballot items on the meeting’s agenda. MFS generally votes against proposals to adjourn a meeting if we do not support the other ballot items on the meeting’s agenda.

Environmental, Social and Governance (“ESG”) Issues

MFS believes that a company’s ESG practices may have an impact on the company’s long-term economic financial performance and will generally support proposals relating to ESG issues that MFS believes are in the best long-term economic interest of the company’s shareholders. For those ESG proposals for which a specific policy has not been adopted, MFS considers such ESG proposals on a case-by-case basis. As a result, it may vote similar proposals differently at various shareholder meetings based on the specific facts and circumstances of such proposal.

MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders (i.e., anti-takeover measures) or that seek to enhance shareholder rights. Many of these governance-related issues, including compensation issues, are outlined within the context of the above guidelines. In addition, MFS typically supports proposals that require an issuer to reimburse successful dissident shareholders (who are not seeking control of the company) for reasonable expenses that such dissident incurred in soliciting an alternative slate of director candidates. MFS also generally supports reasonably crafted shareholder proposals requesting increased disclosure around the company’s use of collateral in derivatives trading. MFS typically supports proposals for an independent board chairperson. However, we may not support such proposals if we determine there to be an appropriate and effective counter-balancing leadership structure in place (e.g.; a strong, independent lead director with an appropriate level of powers and duties). For any governance-related proposal for which an explicit guideline is not provided above, MFS will consider such proposals on a case-by-case basis and will support such proposals if MFS believes that it is in the best long-term economic interest of the company’s shareholders.

MFS generally supports proposals that request disclosure on the impact of environmental issues on the company’s operations, sales, and capital investments. However, MFS may not support such proposals based on the facts and circumstances surrounding a specific proposal, including, but not limited to, whether (i) the proposal is unduly costly, restrictive, or burdensome, (ii) the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that environmental matters pose to the company’s operations, sales and capital investments, or (iii) the proposal seeks a level of disclosure that exceeds that provided by the company’s industry peers. MFS will analyze all other environmental proposals on a case-by-case basis and will support such proposals if MFS believes such proposal is in the best long-term economic interest of the company’s shareholders.

MFS will analyze social proposals on a case-by-case basis. MFS will support such proposals if MFS believes that such proposal is in the best long-term economic interest of the company’s shareholders. Generally, MFS will support shareholder proposals that (i) seek to amend a company’s equal employment opportunity policy to prohibit discrimination based on sexual orientation and gender identity; and (ii) request additional disclosure regarding a company’s political contributions (including trade organizations and lobbying activity) (unless the company already provides publicly-available information that is sufficient to enable shareholders to evaluate the potential opportunities and risks that such contributions pose to the company’s operations, sales and capital investments).

The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g. state pension plans) are voted with respect to social issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

Foreign Issuers

MFS generally supports the election of a director nominee standing for re-election in uncontested or non-contentious elections unless it can be determined that (1) he or she failed to attend at least 75% of the board and/or relevant committee meetings in the previous year without a valid reason given in the proxy materials; (2) since the last annual meeting of shareholders and without shareholder approval, the board or its compensation committee has re-priced underwater stock options; or (3) since the last annual meeting, the board has either implemented a poison pill without shareholder approval or has not taken responsive action to a majority shareholder approved resolution recommending that the “poison pill” be rescinded. In such circumstances, we will vote against director nominee(s). Also, certain markets outside of the U.S. have adopted best practice guidelines relating to corporate governance matters (e.g. the United Kingdom’s and Japan Corporate Governance Codes). Many of these guidelines operate on a “comply or explain” basis. As such, MFS will evaluate any explanations by companies relating to their compliance with a particular corporate governance guideline on a case-by-case basis and may vote against the board nominees or other relevant ballot item if such explanation is not satisfactory. In some circumstances, MFS may submit a vote to abstain from certain director nominees or the relevant ballot items if we have concerns with the nominee or ballot item, but do not believe these concerns rise to the level where a vote against is warranted.

MFS generally supports the election of auditors, but may determine to vote against the election of a statutory auditor in certain markets if MFS reasonably believes that the statutory auditor is not truly independent.

Some international markets have also adopted mandatory requirements for all companies to hold shareholder votes on executive compensation. MFS will vote against such proposals if MFS determines that a company’s executive compensation practices are excessive, considering such factors as the specific market’s best practices that seek to maintain appropriate pay-for-performance alignment and to create long-term shareholder value. We may alternatively submit an abstention vote on such proposals in circumstances where our executive compensation concerns are not as severe.

Many other items on foreign proxies involve repetitive, non-controversial matters that are mandated by local law. Accordingly, the items that are generally deemed routine and which do not require the exercise of judgment under these guidelines (and therefore voted with management) for foreign issuers include, but are not limited to, the following: (i) receiving financial statements or other reports from the board; (ii) approval of declarations of dividends; (iii) appointment of shareholders to sign board meeting minutes; (iv) discharge of management and supervisory boards; and (v) approval of share repurchase programs (absent any anti-takeover or other concerns). MFS will evaluate all other items on proxies for foreign companies in the context of the guidelines described above, but will generally vote against an item if there is not sufficient information disclosed in order to make an informed voting decision. For any ballot item where MFS wishes to express a more moderate level of concern than a vote of against, we will cast a vote to abstain.

In accordance with local law or business practices, some foreign companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g. one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g. in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best efforts basis in the context of the guidelines described above.

B.	ADMINISTRATIVE PROCEDURES

1.	MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and

c.	Considers special proxy issues as they may arise from time to time.

2.	Potential Conflicts of Interest

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders.1 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.

In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:

a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

[1]	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer.

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law.

Except as described in the MFS Fund’s prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.

3.	Gathering Proxies

Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. (“Broadridge”). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS’ clients, usually to the client’s proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer’s explanation of the items to be voted upon.

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator’s system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator’s on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.

4.	Analyzing Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii)

circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS’ voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals)a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.2 However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

5.	Voting Proxies

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

[2]

From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

6.	Securities Lending

From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

7.	Engagement

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.

C.	RECORDS RETENTION

MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.

D.	REPORTS

U.S. Registered MFS Funds

MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”) ; (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.

Other MFS Clients

MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.

Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Multimarket Income Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

Portfolio Manager	Primary Role	Since	Title and Five Year History
Richard Hawkins	Lead Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 1988

William Adams	Below Investment Grade Debt Instruments Portfolio Manager	2011	Investment Officer of MFS; employed in the investment area of MFS since 2009

Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 2005

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004

Pilar Gomez-Bravo	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2013; Managing Director of Imperial Capital from May 2012 to March 2013; Portfolio Manager and Head of Research of Negentropy Capital from June 2011 to April 2012

Robert Persons	Investment Grade Debt Instruments Portfolio Manager	2013	Investment Officer of MFS; employed in the investment area of MFS since 2000

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2004	Investment Officer of MFS; employed in the investment area of MFS since 1997

Compensation

Portfolio manager compensation is reviewed annually. As of December 31, 2015, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices (“benchmarks”). As of December 31, 2015, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Multimarket Income Trust	Richard Hawkins

Bloomberg Barclays Global Aggregate Credit Bond Index

JP Morgan Emerging Markets Bond Index Global

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

Bloomberg Barclays U.S. Government/Mortgage Bond Index

	William Adams	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index

	Pilar Gomez-Bravo	Bloomberg Barclays Global Aggregate Credit Bond Index

	Robert Persons	Bloomberg Barclays Global Aggregate Credit Bond Index

	Matt Ryan	JPMorgan Emerging Markets Bond Index Global

Additional or different benchmarks, including versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.

The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.

Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended October 31, 2016. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Richard Hawkins	N
William Adams	N
Ward Brown	N
David Cole	N
Pilar Gomez-Bravo	N
Robert Persons	N
Matt Ryan	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or subadvised by MFS or an affiliate. The number and assets of these accounts were as follows as of October 31, 2016:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Richard Hawkins	11	$19.4 billion	5	$4.0 billion	2	$355.3 million
William Adams	12	$9.0 billion	6	$1.1 billion	1	$176.1 million
Ward Brown	9	$11.4 billion	6	$3.8 billion	5	$1.8 billion
David Cole	11	$9.0 billion	3	$945.5 million	1	$176.1 million
Pilar Gomez-Bravo	5	$4.4 billion	4	$2.9 billion	1	$324.0 million
Robert Persons	13	$16.9 billion	8	$4.5 billion	3	$431.1 million
Matt Ryan	11	$12.0 billion	7	$4.6 billion	5	$1.8 billion

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. The Fund’s trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Multimarket Income Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/15-11/30/15	0	N/A	0	6,850,522
12/01/15-12/31/15	544,000	5.57	544,000	6,306,522
1/01/16-1/31/16	0	N/A	0	6,306,522
2/01/16-2/28/16	0	N/A	0	6,306,522
3/01/16-3/31/16	311,008	5.83	311,008	7,259,063
4/01/16-4/30/16	0	N/A	0	7,259,063
5/01/16-5/31/16	0	N/A	0	7,259,063
6/01/16-6/30/16	0	N/A	0	7,259,063
7/01/16-7/31/16	0	N/A	0	7,259,063
8/01/16-8/31/16	0	N/A	0	7,259,063
9/01/16-9/30/16	0	N/A	0	7,259,063
10/01/16-10/31/16	482,938	6.05	482,938	7,056,033

Total	1,337,946	5.80	1,337,946

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2016 plan year is 7,538,971.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(3)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS MULTIMARKET INCOME TRUST

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President

Date: December 19, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	ROBIN A. STELMACH
Robin A. Stelmach, President (Principal Executive Officer)

Date: December 19, 2016

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 19, 2016

*	Print name and title of each signing officer under his or her signature.